UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4526

Name of Registrant: Vanguard Quantitative Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2011 – March 31, 2012

Item 1: Reports to Shareholders

Semiannual Report | March 31, 2012

Vanguard Growth and Income Fund

> For the six months ended March 31, Vanguard Growth and Income Fund returned nearly 27%.

> For the period, the fund outpaced its benchmark, the S&P 500 Index, as well as its large-cap core fund peers.

> Strong stock selection within the information technology and consumer sectors boosted returns relative to the benchmark.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2012
Total
Returns
Vanguard Growth and Income Fund
Investor Shares	26.83%
Admiral™ Shares	26.91
S&P 500 Index	25.89
Large-Cap Core Funds Average	24.87
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2011, Through March 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Growth and Income Fund
Investor Shares	$23.86	$29.97	$0.259	$0.000
Admiral Shares	38.97	48.95	0.450	0.000

1

Chairman’s Letter

Dear Shareholder,

The first half of your fund’s fiscal year was, like last year’s, characterized by bullish sentiment in nearly all corners of the stock market. Benefiting from this upbeat environment, Vanguard Growth and Income Fund returned nearly 27% for the six months ended March 31, 2012, besting the return of its benchmark, the S&P 500 Index, and the average return of peer-group funds.

As I noted in our last report, Vanguard Growth and Income Fund adopted a multimanager approach on September 30, 2011. The fund’s new advisors, each of which manages approximately one-third of the fund’s assets, are D. E. Shaw Investment Management, L.L.C., Los Angeles Capital, and Vanguard’s Equity Investment Group.

The objective and investment strategy of the fund have not changed. The advisors have continued to follow a quantitative approach, using computer models to select a broadly diversified group of stocks that, as a whole, have investment characteristics similar to those of the S&P 500 Index but are hoped to provide a higher total return than that of the benchmark.

The advisors’ stock selections gained 10% or more in all ten market sectors for the period. Those selections outperformed in most market sectors, with particular success in the technology and consumer sectors.

2

A surge of optimism fueled a powerful global rally in stocks
During the past six months, optimism displaced the apprehension that had restrained stock prices through summer 2011. The broad U.S. stock market returned more than 26%. Markets abroad returned 15.37%. Investors’ good spirits reflected confidence that the slow, grinding economic expansion in the United States was at last gathering momentum, and that Europe’s debt crisis could be wrestled under control.

By the end of the period, however, that confidence had begun to evaporate in the face of ambiguous economic reports and renewed concern about Europe. The abrupt mood swing was consistent with the financial markets’ volatility since the 2008–2009 financial crisis.

For most bonds except munis, six-month returns were subdued
The broad taxable bond market produced a modest six-month return of 1.43%. In general, interest rates remained more or less steady at very low levels. In some segments of the bond market, however, yields crept lower still, boosting bond prices. The broad municipal bond market, for example, produced a solid six-month return of 3.91% as investors bid up muni prices.

As it has since December 2008, the Federal Reserve Board kept its target for the shortest-term interest rates between 0% and 0.25%. That policy has kept a tight lid on the returns available from money market funds and savings accounts.

Market Barometer

			Total Returns
		Periods Ended March 31, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	26.27%	7.86%	2.19%
Russell 2000 Index (Small-caps)	29.83	-0.18	2.13
Dow Jones U.S. Total Stock Market Index	26.60	7.16	2.47
MSCI All Country World Index ex USA (International)	15.37	-7.18	-1.56

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	1.43%	7.71%	6.25%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.91	12.07	5.42
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	1.11

CPI
Consumer Price Index	1.10%	2.65%	2.24%

3

Technology and consumer stocks provided notable outperformance
Vanguard Growth and Income Fund seeks to outperform the Standard & Poor’s 500 Index by investing in large-and mid-capitalization U.S. companies that reflect the index’s composition but which the fund’s advisors believe are poised to outperform.

This strategy was rewarded during the period as the fund’s return outpaced that of its benchmark and bested the average return of its peer funds by about 2 percentage points.

Information technology stocks, which made up about one-fifth of fund assets and represented the largest sector in the fund, provided the biggest margin of outperformance and about one-fourth of the fund’s return. Rising demand for computer hardware and IT services prompted investors to bid up the fund’s holdings by more than 34%, a return that was several percentage points higher than the return for the market overall.

The advisors’ selections in the consumer discretionary and consumer staples sectors also lifted relative performance. The fund’s internet and traditional retailers did well, as did several big-name food providers, as consumers gained confidence about the economy and increased their spending.

The fund’s holdings in financials offset some of its outperformance in other areas. While the fund’s portfolio of financial stocks outdistanced the overall market,

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Growth and Income Fund	0.34%	0.23%	1.19%

The fund expense ratios shown are from the prospectus dated January 26, 2012, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2012, the fund’s annualized expense ratios were 0.36% for Investor Shares and 0.25% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Large-Cap Core Funds.

4

it trailed its counterpart in the index by several percentage points, providing the only notable drag on the fund’s relative showing.

More information about the advisors’ management of the fund can be found in the Advisors’ Report that follows this letter.

Stay focused on what you can control
As we tend to do after any period of strong performance, we caution shareholders that rising markets can’t be expected to continue indefinitely. Nor is it prudent to think that the lower volatility witnessed in much of the six-month period is a sign that the stress fractures in the global financial system have completely healed.

I note these concerns not to discourage you but as a way of helping you to maintain realistic expectations. We’re sure to experience stock downturns in the future, and when they occur, it will be essential to maintain a long-term perspective.

In addition to keeping a long-term view, it’s constructive to focus on two key elements of an investment plan: how much you’re investing and how long you’re investing for. This point was underscored in a recent Vanguard research paper, Penny Saved, Penny Earned, available at vanguard.com/research. The study found that retirement investors have a greater likelihood of reaching their goals by increasing their savings rate and savings time horizon. Those two factors, independently or together, can generally provide a higher chance of success than simply counting on the possibility of higher portfolio returns, the study’s authors concluded.

As always, Vanguard encourages you to create a long-term investment plan that includes a mix of stocks, bonds, and short-term investments that are appropriate for your goals and risk tolerance. A well-balanced portfolio can help cushion some of the market’s volatility while allowing you to participate in its long-term potential for growth. The Growth and Income Fund, which provides diversified, low-cost exposure to hundreds of large- and mid-cap U.S. stocks, can be a useful component in such a portfolio.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 16, 2012

5

Advisors’ Report

Vanguard Growth and Income Fund’s Investor Shares returned 26.83% for the six months ended March 31. The Admiral Shares returned 26.91%. The S&P 500 Index returned 25.89%, while the average return of large-cap core funds was 24.87%.

Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal half-year and of how the portfolio’s positioning reflects this assessment. These comments were prepared on April 20, 2012.

Vanguard Growth and Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
D. E. Shaw Investment	33	1,434	Employs quantitative models that seek to capture
Management, L.L.C.			predominantly “bottom up” stock-specific return
			opportunities while aiming to keep the portfolio’s
			sector weights, size, and style characteristics similar to
			the benchmark.
Vanguard Equity Investment	33	1,413	Employs a quantitative, fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings quality of companies versus their peers.
Los Angeles Capital	32	1,400	Employs a quantitative model that emphasizes stocks
			with characteristics investors are currently seeking and
			underweights stocks with characteristics investors are
			currently avoiding. As such, the portfolio’s sector
			weights, size, and style characteristics may differ
			modestly from the benchmark in a risk-controlled
			manner.
Cash Investments	2	94	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor also may maintain a modest cash
			position.

6

D. E. Shaw Investment Management, L.L.C.

Portfolio Manager:
Anthony Foley, Managing Director and Chief Investment Officer

Europe’s sovereign-debt crisis dominated perceptions about equity valuations in the early part of the fourth quarter of 2011. Europe’s banking sector seemed to be bolstered by the coordinated action of several central banks to boost liquidity. Over time, a steady drip of positive economic news suggesting that the U.S. economy was recovering—albeit slowly—began to outweigh negative news from Europe. This improving economic sentiment appeared to help drive equity markets higher in the second half of December, and that trend continued through the end of the first quarter of 2012 amid signs that the U.S. economy was gaining strength.

We evaluate our portfolio’s relative performance over the reporting period in light of three major factors: bottom-up stock selection; common risk factors such as value, growth, and capitalization; and industry groups.

In stock selection, Apple Inc., Priceline.com Inc., and JPMorgan Chase were among the best relative performers. An overweight position in International Flavors & Fragrances and underweight positions in Citigroup and Walgreen detracted the most from relative performance.

In our management of common risk factors, we received positive contributions, mostly in the first quarter of 2012, from a modest tilt toward low-dividend-yield stocks. The largest detractor was a tilt toward higher-volatility stocks. Overall, most of our portfolio’s performance was the product of many small, positive risk-factor exposures and relatively few negative ones.

Industry exposures subtracted slightly from the portfolio’s performance.

We believe equity markets are currently characterized by markedly lower levels of correlations among individual stocks than in recent years. Other things being equal, a reduction in correlations increases the potential for diversified, bottom-up stock selection strategies to outperform. At the same time, short-term stock market volatility is low by the standards of the last few years, even though many individual names have experienced substantial cumulative price movements in the past six months.

Substantial disappointment about the prospects for economic growth in the United States and a resurgence of concerns about the European debt crisis constitute clear risks in this environment. More generally, any macroeconomic shock that could significantly increase uncertainty or risk aversion among market participants could well have the same effect.

7

Los Angeles Capital

Portfolio Managers:
Thomas D. Stevens, CFA, Chairman and Principal

Hal W. Reynolds, CFA,
Chief Investment Officer and Principal

Over the six-month period, the market was led by significant gains in two risky sectors, technology and diversified financials. Apple’s shares rose 57% as its profits doubled from a year earlier, while large banks such as JPMorgan Chase and Bank of America, which were the primary beneficiaries of the Federal Reserve’s policy of maintaining low interest rates over the past four years, generated returns of 55% and 57%, respectively.

While much has been made of Apple’s quarterly profits soaring to $13.1 billion for the period that ended December 31, profit growth for the remainder of the market appears to have come to a standstill, with little to no growth over the past year. Despite slight improvements in the macroeconomic environment from small but steady employment gains, first-quarter equity returns were driven almost exclusively by a falling equity risk premium; market risk fell by one-third from year-end levels, and high-yield spreads, a measure of default risk, fell by more than 1 percentage point. Not surprisingly, risky stocks with weaker balance sheets were among the best performers during the quarter. With the significant rise in bank stocks, combined with low interest rates and contracting high-yield spreads, default risks appeared to be on the decline.

Over the six months, we maintained a bias toward higher-quality companies with strong balance sheets, above-average earnings growth, higher dividend yields, and positive earnings surprises. Overweight positions in technology names such as Apple, Microsoft, and Novellus contributed to performance. Conversely, our portfolio’s overweighting in higher-quality names with higher dividend yields, as well as underweight positions in Bank of America, JPMorgan Chase, and Citigroup, detracted from our relative results.

In an environment characterized by lower growth rates, we have maintained our bias toward larger-capitalization securities with higher earnings quality and higher dividend yields. As default risks have eased, we have increased our weighting in financials but remain underweighted in economically sensitive sectors such as materials and consumer cyclicals. The portfolio’s price/ earnings ratio and beta remain below those of the benchmark, while its earnings-per-share growth and dividend yield remain higher.

Vanguard Equity Investment Group

Portfolio Managers:
James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

Returns for the period for large-capitalization stocks were led by financial, information technology, and consumer discretionary companies. Telecommunications and utilities were the laggards. While all ten

8

sector groups provided positive returns, more economically sensitive sectors generally outperformed defensive ones.

Since the equity market started its current rally last fall, investors’ concerns regarding a double-dip recession, slowing growth in China, and Europe’s troubles appear to have eased. As a result of deep cost-cutting and conservatism, larger U.S. companies are coming out of the recession in the best fiscal health in recent years. They are more productive and more profitable, and have more cash and less leverage.

Although overall portfolio performance is affected by the macroeconomic factors described above, our approach to investing focuses on specific stock fundamentals. Specifically, we evaluate these five components:

1. Valuation, which measures the price we pay for earnings and cash flows.

2. Growth, which considers the growth of earnings.

3. Management decisions, an assessment of the actions taken by company management that signal its informed opinions of a firm’s future.

4. Market sentiment, which captures how investors reflect their opinions of a company through their activity in the market.

5. Quality, which measures balance-sheet strength and the sustainability of earnings.

For the fiscal half-year, our stock selection models produced mixed results. Our management-decisions, growth, and quality models were effective in distinguishing the outperformers from the underperformers. However, our market-sentiment and valuation indicators were not effective, and in fact detracted from our results.

Our selections within materials, energy, and health care added the most to our relative returns. In materials, CF Industries, Eastman Chemical, and International Paper were the largest contributors to our results.

In energy, Marathon Petroleum, National Oilwell, and Marathon Oil added the most to our relative returns. In health care, Aetna, Pfizer, and United Health were the largest contributors to our returns. Our selections were disappointing in financials; most of our underperformance in this sector resulted from underweight positions in Bank of America, Goldman Sachs, and MetLife.

9

Growth and Income Fund

Fund Profile
As of March 31, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VQNPX	VGIAX
Expense Ratio[1]	0.34%	0.23%
30-Day SEC Yield	1.79%	1.90%

Portfolio Characteristics
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Number of Stocks	817	500	3,716
Median Market Cap	$57.6B	$57.6B	$35.6B
Price/Earnings Ratio	15.2x	16.2x	17.1x
Price/Book Ratio	2.3x	2.3x	2.3x
Return on Equity	19.4%	19.6%	18.1%
Earnings Growth Rate	10.4%	8.8%	8.5%
Dividend Yield	2.2%	2.1%	1.9%
Foreign Holdings	0.1%	0.0%	0.0%
Turnover Rate
(Annualized)	100%	—	—
Short-Term Reserves	0.6%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Consumer
Discretionary	11.6%	10.9%	12.0%
Consumer Staples	10.5	10.8	9.4
Energy	10.8	11.2	10.5
Financials	16.2	14.9	15.9
Health Care	11.1	11.4	11.5
Industrials	10.2	10.6	11.0
Information
Technology	21.6	20.5	19.8
Materials	2.8	3.5	4.0
Telecommunication
Services	2.6	2.8	2.5
Utilities	2.6	3.4	3.4

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	Index
R-Squared	0.99	0.99
Beta	1.00	0.95

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	5.0%
Exxon Mobil Corp.	Integrated Oil &
	Gas	2.7
Microsoft Corp.	Systems Software	2.3
International Business	IT Consulting &
Machines Corp.	Other Services	2.1
Pfizer Inc.	Pharmaceuticals	2.1
Philip Morris
International Inc.	Tobacco	1.8
JPMorgan Chase & Co.	Diversified Financial
	Services	1.8
Chevron Corp.	Integrated Oil &
	Gas	1.7
Procter & Gamble Co.	Household
	Products	1.6
General Electric Co.	Industrial
	Conglomerates	1.6
Top Ten		22.7%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2012, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2012, the annualized expense ratios were 0.36% for Investor Shares and 0.25% for Admiral Shares.

10

Growth and Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2001, Through March 31, 2012

Average Annual Total Returns: Periods Ended March 31, 2012

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	12/10/1986	9.16%	0.38%	3.55%
Admiral Shares	5/14/2001	9.27	0.50	3.70

See Financial Highlights for dividend and capital gains information.

11

Growth and Income Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.5%)[1]
Consumer Discretionary (11.3%)
	Home Depot Inc.	769,132	38,695
*	priceline.com Inc.	51,343	36,839
	McDonald’s Corp.	347,109	34,051
	Time Warner Inc.	660,136	24,920
	Time Warner Cable Inc.	279,600	22,787
	Wyndham Worldwide
	Corp.	449,134	20,889
	Viacom Inc. Class B	407,750	19,352
*	DIRECTV Class A	358,057	17,667
	Macy’s Inc.	415,200	16,496
	Coach Inc.	206,200	15,935
	Wynn Resorts Ltd.	125,005	15,611
*	O’Reilly Automotive Inc.	162,900	14,881
	News Corp. Class A	719,456	14,166
*	AutoZone Inc.	37,747	14,034
	CBS Corp. Class B	385,900	13,086
	TJX Cos. Inc.	320,600	12,731
	Target Corp.	214,900	12,522
*	Bed Bath & Beyond Inc.	151,800	9,984
	Gap Inc.	361,316	9,445
	Harley-Davidson Inc.	174,000	8,540
	Limited Brands Inc.	172,100	8,261
*	Big Lots Inc.	185,158	7,965
	McGraw-Hill Cos. Inc.	163,077	7,904
	Ford Motor Co.	559,700	6,991
	Ralph Lauren Corp. Class A	39,100	6,816
	Walt Disney Co.	149,077	6,527
	Starbucks Corp.	110,317	6,166
	Washington Post Co.
	Class B	16,174	6,042
	Expedia Inc.	170,500	5,702
	Genuine Parts Co.	86,566	5,432
*	Amazon.com Inc.	26,400	5,346
	Gannett Co. Inc.	312,754	4,795
	Lowe’s Cos. Inc.	133,600	4,192

			Market
			Value
		Shares	($000)
*	Goodyear Tire & Rubber
	Co.	247,900	2,781
	Nordstrom Inc.	49,800	2,775
	Staples Inc.	163,200	2,641
	Cablevision Systems Corp.
	Class A	178,863	2,626
	Harman International
	Industries Inc.	53,730	2,515
	Comcast Corp. Class A	78,800	2,365
*	Discovery Communications
	Inc.	47,121	2,209
*	Apollo Group Inc. Class A	47,042	1,818
	Kohl’s Corp.	28,400	1,421
*	Netflix Inc.	12,200	1,403
*	Sears Holdings Corp.	19,500	1,292
	DeVry Inc.	30,900	1,047
	Whirlpool Corp.	12,700	976
	Six Flags Entertainment
	Corp.	18,100	847
	Hasbro Inc.	22,807	837
	Family Dollar Stores Inc.	10,571	669
*	Coinstar Inc.	10,400	661
	Omnicom Group Inc.	12,800	648
*	Orbitz Worldwide Inc.	181,014	552
	CTC Media Inc.	44,541	518
	Interpublic Group of Cos.
	Inc.	44,165	504
	Best Buy Co. Inc.	16,400	388
*	Delphi Automotive plc	12,100	382
	Blyth Inc.	5,100	382
	Marriott International Inc.
	Class A	9,800	371
	Domino’s Pizza Inc.	7,700	279
	Weight Watchers
	International Inc.	3,499	270
*,^	LodgeNet Interactive Corp.	75,900	266
	H&R Block Inc.	13,900	229
	Newell Rubbermaid Inc.	12,300	219

12

Growth and Income Fund

			Market
			Value
		Shares	($000)
*	NVR Inc.	300	218
	Ameristar Casinos Inc.	11,509	214
*	Aeropostale Inc.	9,200	199
*	Beazer Homes USA Inc.	60,400	196
*	Boyd Gaming Corp.	24,843	195
*	Liz Claiborne Inc.	13,100	175
*	Perry Ellis International Inc.	8,029	150
	Oxford Industries Inc.	2,501	127
	Scripps Networks Interactive
	Inc. Class A	2,602	127
*	Carmike Cinemas Inc.	8,900	124
	Abercrombie & Fitch Co.	2,500	124
*	Cumulus Media Inc. Class A	30,952	108
	Fred’s Inc. Class A	7,000	102
*	Charter Communications Inc.
	Class A	1,600	102
	Lear Corp.	2,100	98
*	Scientific Games Corp.
	Class A	7,034	82
*	Capella Education Co.	2,200	79
*	G-III Apparel Group Ltd.	2,299	65
	HOT Topic Inc.	6,400	65
*	VOXX International Corp.
	Class A	4,600	62
	Standard Motor Products Inc.	3,433	61
	Movado Group Inc.	2,000	49
*	Pinnacle Entertainment Inc.	4,247	49
	Universal Technical Institute
	Inc.	3,561	47
*	TripAdvisor Inc.	1,300	46
	American Greetings Corp.
	Class A	3,000	46
	PEP Boys-Manny Moe
	& Jack	3,051	46
*	Kenneth Cole Productions
	Inc. Class A	2,800	45
*	Lions Gate Entertainment
	Corp.	3,100	43
*	Charming Shoppes Inc.	7,100	42
	Yum! Brands Inc.	559	40
*	Barnes & Noble Inc.	2,900	38
*	Smith & Wesson Holding
	Corp.	4,650	36
*	Pier 1 Imports Inc.	1,700	31
*	Career Education Corp.	3,619	29
*	Isle of Capri Casinos Inc.	3,462	24
*	Wet Seal Inc. Class A	6,841	24
*	Liberty Global Inc. Class A	400	20
*	Coldwater Creek Inc.	15,600	18
*	Education Management
	Corp.	1,300	18
	Cinemark Holdings Inc.	800	18
	Churchill Downs Inc.	300	17
*	Overstock.com Inc.	3,109	16

			Market
			Value
		Shares	($000)
*	Talbots Inc.	4,768	14
*	Penn National Gaming Inc.	323	14
*	American Apparel Inc.	14,397	12
	Cato Corp. Class A	400	11
*	Knology Inc.	566	10
*	Furniture Brands
	International Inc.	6,000	10
	Strayer Education Inc.	100	9
	Sonic Automotive Inc.
	Class A	500	9
	Advance Auto Parts Inc.	100	9
*	Valuevision Media Inc.
	Class A	4,200	9
	NIKE Inc. Class B	80	9
	Stage Stores Inc.	500	8
	Service Corp. International	700	8
	Chico’s FAS Inc.	500	8
*	Conn’s Inc.	436	7
*	New York & Co. Inc.	1,700	6
*	School Specialty Inc.	1,500	5
	International Game
	Technology	274	5
	DR Horton Inc.	300	5
*	PulteGroup Inc.	500	4
	International Speedway
	Corp. Class A	124	3
*	Multimedia Games Holding
	Co. Inc.	280	3
*	Dex One Corp.	1,800	3
*	Red Robin Gourmet Burgers
	Inc.	67	2
	Lithia Motors Inc. Class A	93	2
*	Midas Inc.	200	2
*	O’Charleys Inc.	212	2
	Arcos Dorados Holdings Inc.
	Class A	100	2
			492,267
Consumer Staples (10.2%)
	Philip Morris International
	Inc.	899,089	79,668
	Procter & Gamble Co.	1,046,530	70,337
	Coca-Cola Co.	581,717	43,053
	Wal-Mart Stores Inc.	632,379	38,702
	Altria Group Inc.	1,068,168	32,974
	Walgreen Co.	741,497	24,833
	Lorillard Inc.	161,021	20,849
	Dr Pepper Snapple
	Group Inc.	342,801	13,784
	PepsiCo Inc.	198,595	13,177
	Kroger Co.	490,900	11,895
	Estee Lauder Cos. Inc.
	Class A	150,700	9,334
	ConAgra Foods Inc.	352,183	9,248
	Whole Foods Market Inc.	109,000	9,069

13

Growth and Income Fund

			Market
			Value
		Shares	($000)
	Colgate-Palmolive Co.	81,712	7,990
*	Constellation Brands Inc.
	Class A	317,100	7,480
	Kraft Foods Inc.	185,300	7,043
	Reynolds American Inc.	165,142	6,844
	Kimberly-Clark Corp.	91,561	6,765
	CVS Caremark Corp.	129,300	5,793
	Beam Inc.	77,100	4,516
	Avon Products Inc.	170,000	3,291
	Sysco Corp.	102,599	3,064
	Safeway Inc.	139,104	2,811
	Costco Wholesale Corp.	30,393	2,760
	Mead Johnson Nutrition
	Co.	26,800	2,210
^	SUPERVALU Inc.	211,000	1,205
	Archer-Daniels-Midland
	Co.	32,125	1,017
	Coca-Cola Enterprises Inc.	22,300	638
	Sara Lee Corp.	24,100	519
*	Fresh Market Inc.	10,300	494
	Tyson Foods Inc. Class A	20,981	402
	Brown-Forman Corp.
	Class B	4,000	334
	Molson Coors Brewing Co.
	Class B	6,400	290
	Hershey Co.	3,384	208
*	Dean Foods Co.	14,400	174
*	Spectrum Brands Holdings
	Inc.	4,378	153
*	Post Holdings Inc.	3,280	108
	JM Smucker Co.	1,070	87
*	Susser Holdings Corp.	2,900	74
*	Cott Corp.	9,600	63
*	Smart Balance Inc.	9,363	62
*	Rite Aid Corp.	30,000	52
	Fresh Del Monte Produce
	Inc.	1,885	43
*,^	Star Scientific Inc.	12,600	41
	Hormel Foods Corp.	1,400	41
*	Central European
	Distribution Corp.	5,100	26
	Clorox Co.	144	10
*	Pantry Inc.	600	8
	Kellogg Co.	61	3
	Cosan Ltd.	64	1
			443,543
Energy (10.5%)
	Exxon Mobil Corp.	1,374,516	119,212
	Chevron Corp.	699,250	74,988
	ConocoPhillips	891,284	67,746
	Occidental Petroleum
	Corp.	337,695	32,159
	Anadarko Petroleum Corp.	229,396	17,971
	Devon Energy Corp.	224,291	15,952
	Schlumberger Ltd.	212,719	14,875

			Market
			Value
		Shares	($000)
	National Oilwell Varco Inc.	170,624	13,559
	Marathon Petroleum Corp.	281,000	12,184
	Apache Corp.	120,450	12,098
	Marathon Oil Corp.	369,334	11,708
	Spectra Energy Corp.	318,800	10,058
	Valero Energy Corp.	336,600	8,674
*	Tesoro Corp.	255,950	6,870
	Diamond Offshore
	Drilling Inc.	86,000	5,740
	Helmerich & Payne Inc.	94,700	5,109
	Hess Corp.	53,100	3,130
	Noble Energy Inc.	28,800	2,816
	Halliburton Co.	77,593	2,575
	Williams Cos. Inc.	70,100	2,160
	Pioneer Natural Resources
	Co.	19,196	2,142
	Peabody Energy Corp.	71,000	2,056
*	WPX Energy Inc.	112,899	2,033
*	Denbury Resources Inc.	101,400	1,848
	Chesapeake Energy Corp.	52,700	1,221
	Baker Hughes Inc.	19,781	830
	El Paso Corp.	27,100	801
	Sunoco Inc.	20,400	778
*	Hercules Offshore Inc.	109,000	516
*	Comstock Resources Inc.	27,200	431
*,^	ATP Oil & Gas Corp.	53,700	395
	Suncor Energy Inc.	9,500	311
*	Ocean Rig UDW Inc.	14,951	253
*	Laredo Petroleum Holdings
	Inc.	10,400	244
	Talisman Energy Inc.	17,983	227
	Teekay Tankers Ltd.
	Class A	33,100	201
*	Rentech Inc.	85,997	179
*	Cheniere Energy Inc.	11,821	177
	Crosstex Energy Inc.	10,600	150
*	Lone Pine Resources Inc.	21,200	138
*	Exterran Holdings Inc.	10,309	136
	W&T Offshore Inc.	6,300	133
	Range Resources Corp.	2,100	122
*	Harvest Natural Resources
	Inc.	14,100	100
	Cameco Corp.	4,000	86
*	Endeavour International
	Corp.	5,700	67
*	SEACOR Holdings Inc.	700	67
*	SemGroup Corp. Class A	2,200	64
*	Energy Partners Ltd.	3,700	61
*	Cloud Peak Energy Inc.	3,778	60
*	ZaZa Energy Corp.	9,300	43
*	Plains Exploration &
	Production Co.	900	38
*	FMC Technologies Inc.	612	31
	Targa Resources Corp.	600	27
	Alon USA Energy Inc.	2,969	27

14

Growth and Income Fund

			Market
			Value
		Shares	($000)
*	Matador Resources Co.	2,294	25
*	Amyris Inc.	4,800	25
	DHT Holdings Inc.	15,783	15
*	USEC Inc.	13,277	14
*	Contango Oil & Gas Co.	200	12
*	Callon Petroleum Co.	1,700	11
*	Nabors Industries Ltd.	400	7
*	Newfield Exploration Co.	200	7
	Consol Energy Inc.	200	7
*	DHT Holdings Inc. Rights
	Exp. 04/27/2012	63	7
	Murphy Oil Corp.	100	6
	Cabot Oil & Gas Corp.	100	3
	Delek US Holdings Inc.	200	3
			455,719
Exchange-Traded Fund (0.2%)
	SPDR S&P 500 ETF Trust	62,800	8,837

Financials (15.8%)
	JPMorgan Chase & Co.	1,727,001	79,407
	Wells Fargo & Co.	1,936,600	66,115
*	Berkshire Hathaway Inc.
	Class B	326,055	26,459
	Simon Property Group
	Inc.	171,838	25,033
	Bank of America Corp.	2,555,000	24,451
	US Bancorp	746,041	23,635
	American Express Co.	401,237	23,216
	Citigroup Inc.	610,900	22,328
	Franklin Resources Inc.	166,050	20,595
	CME Group Inc.	69,511	20,112
	Goldman Sachs Group
	Inc.	142,900	17,772
	Marsh & McLennan Cos.
	Inc.	508,625	16,678
	Public Storage	116,989	16,164
	ACE Ltd.	215,924	15,806
	Torchmark Corp.	316,200	15,763
	Discover Financial
	Services	452,500	15,086
*	NASDAQ OMX Group Inc.	564,922	14,631
	Fifth Third Bancorp	856,200	12,030
	T. Rowe Price Group Inc.	183,766	12,000
*	American Tower
	Corporation	189,015	11,912
	Aflac Inc.	251,252	11,555
	MetLife Inc.	294,950	11,016
	Invesco Ltd.	403,855	10,771
	Prudential Financial Inc.	141,866	8,993
	HCP Inc.	223,145	8,805
*	American International
	Group Inc.	278,900	8,598
	Assurant Inc.	189,533	7,676
	Legg Mason Inc.	259,092	7,236
	Hudson City Bancorp Inc.	985,400	7,203

			Market
			Value
		Shares	($000)
	Equity Residential	114,939	7,197
	ProLogis Inc.	188,000	6,772
^	Federated Investors Inc.
	Class B	287,762	6,449
	Kimco Realty Corp.	305,020	5,875
	Chubb Corp.	79,784	5,514
	BlackRock Inc.	24,900	5,102
	M&T Bank Corp.	58,102	5,048
	Ameriprise Financial Inc.	87,884	5,021
	Health Care REIT Inc.	71,700	3,941
	Moody’s Corp.	91,150	3,837
	Regions Financial Corp.	569,100	3,750
	BB&T Corp.	116,900	3,669
	Loews Corp.	87,100	3,473
	Plum Creek Timber Co. Inc.	78,386	3,258
	State Street Corp.	60,700	2,762
	PNC Financial Services
	Group Inc.	41,542	2,679
	Unum Group	109,254	2,675
	Charles Schwab Corp.	185,317	2,663
	Leucadia National Corp.	101,287	2,644
	SunTrust Banks Inc.	105,900	2,560
	Travelers Cos. Inc.	42,216	2,499
	KeyCorp	279,999	2,380
	People’s United Financial
	Inc.	179,684	2,379
	Vornado Realty Trust	25,500	2,147
	MI Developments Inc.	61,000	2,110
	Equity Lifestyle Properties
	Inc.	28,500	1,988
	Erie Indemnity Co.
	Class A	25,106	1,957
*	IntercontinentalExchange
	Inc.	12,900	1,773
	Capital One Financial Corp.	27,334	1,524
	SLM Corp.	95,381	1,503
*	E*Trade Financial Corp.	130,641	1,430
	Northern Trust Corp.	27,900	1,324
	Bank of New York Mellon
	Corp.	53,883	1,300
	NYSE Euronext	42,548	1,277
	Apartment Investment &
	Management Co.	40,756	1,076
	AvalonBay Communities
	Inc.	7,611	1,076
*	CNO Financial Group Inc.	128,300	998
*	Genworth Financial Inc.
	Class A	87,500	728
	Two Harbors Investment
	Corp.	60,300	611
	First Horizon National Corp.	54,400	565
	Credicorp Ltd.	3,990	526
	Symetra Financial Corp.	44,059	508
	Boston Properties Inc.	4,500	472
	Ventas Inc.	8,200	468

15

Growth and Income Fund

			Market
			Value
		Shares	($000)
*	First Industrial Realty Trust
	Inc.	37,000	457
	XL Group plc Class A	19,400	421
	RLJ Lodging Trust	18,500	345
*	NewStar Financial Inc.	24,100	268
	Willis Group Holdings plc	7,200	252
	DuPont Fabros Technology
	Inc.	9,500	232
*	eHealth Inc.	12,946	211
	Alleghany Corp.	613	202
	Aon Corp.	4,100	201
	Horace Mann Educators
	Corp.	11,000	194
*	Strategic Hotels & Resorts
	Inc.	29,352	193
	Zions Bancorporation	8,319	179
	Extra Space Storage Inc.	5,584	161
	Huntington Bancshares Inc.	24,100	155
*	Sunstone Hotel Investors
	Inc.	15,600	152
	Dynex Capital Inc.	15,820	151
	MarketAxess Holdings Inc.	3,600	134
*	CBRE Group Inc. Class A	6,623	132
	Starwood Property Trust Inc.	6,200	130
	Comerica Inc.	4,000	129
	Principal Financial Group Inc.	4,382	129
	FBL Financial Group Inc.
	Class A	3,799	128
	Invesco Mortgage Capital
	Inc.	6,900	122
	RLI Corp.	1,508	108
*	Central Pacific Financial
	Corp.	7,421	96
	Weyerhaeuser Co.	4,300	94
	Newcastle Investment Corp.	13,786	87
	Potlatch Corp.	2,300	72
	Healthcare Realty Trust Inc.	3,208	71
	Hartford Financial Services
	Group Inc.	3,300	70
*	Sterling Financial Corp.	3,103	65
*	Citizens Republic Bancorp
	Inc.	4,101	64
	PrivateBancorp Inc. Class A	3,983	60
	Lincoln National Corp.	1,652	44
	Saul Centers Inc.	1,000	40
	PS Business Parks Inc.	600	39
*	United Community Banks
	Inc.	3,974	39
*	MBIA Inc.	3,500	34
	STAG Industrial Inc.	2,277	32
	Ashford Hospitality Trust Inc.	3,331	30
	Taubman Centers Inc.	400	29
*	iStar Financial Inc.	3,900	28
	Employers Holdings Inc.	1,400	25

			Market
			Value
		Shares	($000)
	First Financial Bankshares
	Inc.	700	25
	Cash America International
	Inc.	500	24
*	Popular Inc.	11,500	24
	Terreno Realty Corp.	1,581	23
	CapitalSource Inc.	3,200	21
*	Southwest Bancorp Inc.	2,039	19
	Apollo Residential
	Mortgage Inc.	1,000	18
	CVB Financial Corp.	1,500	18
*	First Cash Financial
	Services Inc.	325	14
	Ramco-Gershenson
	Properties Trust	1,100	13
	Monmouth Real Estate
	Investment Corp. Class A	1,100	11
*	Virtus Investment Partners
	Inc.	100	9
	Winthrop Realty Trust	700	8
	Cogdell Spencer Inc.	1,600	7
*	PHH Corp.	437	7
*	Tejon Ranch Co.	200	6
	Platinum Underwriters
	Holdings Ltd.	100	4
	First Financial Bancorp	200	3
	CNA Financial Corp.	100	3
*	Phoenix Cos. Inc.	1,180	3
*	ICG Group Inc.	256	2
*	Altisource Portfolio
	Solutions SA	27	2
*	Netspend Holdings Inc.	100	1
	BGC Partners Inc. Class A	70	1
	Sovran Self Storage Inc.	7	—
	UDR Inc.	7	—
			684,625
Health Care (10.8%)
	Pfizer Inc.	3,982,988	90,254
	Abbott Laboratories	713,123	43,707
	Merck & Co. Inc.	1,123,996	43,161
	Johnson & Johnson	606,142	39,981
	Bristol-Myers Squibb Co.	1,042,886	35,197
	WellPoint Inc.	409,562	30,226
	UnitedHealth Group Inc.	409,198	24,118
	Eli Lilly & Co.	544,775	21,938
	Covidien plc	285,995	15,638
	Baxter International Inc.	259,668	15,523
	Humana Inc.	142,516	13,180
	Aetna Inc.	258,320	12,957
	Amgen Inc.	145,700	9,906
	Medtronic Inc.	167,054	6,547
*	Biogen Idec Inc.	48,489	6,108
	Stryker Corp.	110,041	6,105
*	Forest Laboratories Inc.	172,411	5,981

16

Growth and Income Fund

			Market
			Value
		Shares	($000)
	McKesson Corp.	61,963	5,438
	St. Jude Medical Inc.	104,800	4,644
	PerkinElmer Inc.	163,980	4,536
	Becton Dickinson and Co.	54,002	4,193
	Thermo Fisher Scientific
	Inc.	74,200	4,183
*	Tenet Healthcare Corp.	764,185	4,058
	Zimmer Holdings Inc.	35,800	2,301
*	Mylan Inc.	70,400	1,651
*	Watson Pharmaceuticals
	Inc.	21,300	1,428
	Allergan Inc.	14,900	1,422
*	DaVita Inc.	15,500	1,398
*	Medco Health Solutions
	Inc.	18,500	1,301
	Cardinal Health Inc.	25,600	1,104
*	Celgene Corp.	14,200	1,101
*	Intuitive Surgical Inc.	1,822	987
*	Express Scripts Inc.	12,700	688
*	Idenix Pharmaceuticals Inc.	65,100	637
*	XenoPort Inc.	127,355	573
*	Theravance Inc.	27,200	530
	Agilent Technologies Inc.	10,600	472
*	MedAssets Inc.	33,141	436
*	Arthrocare Corp.	11,120	299
*	Furiex Pharmaceuticals Inc.	12,000	284
*	Orexigen Therapeutics Inc.	61,300	251
*	Life Technologies Corp.	5,100	249
*	Neurocrine Biosciences Inc.	27,322	218
*	Emergent Biosolutions Inc.	13,030	208
*	Pharmacyclics Inc.	7,400	205
*	Pain Therapeutics Inc.	41,100	148
*	AngioDynamics Inc.	11,100	136
*	Allos Therapeutics Inc.	91,600	136
*	LCA-Vision Inc.	20,697	130
*	Transcend Services Inc.	3,500	103
	Omnicare Inc.	2,800	100
*	NuVasive Inc.	5,819	98
*	Enzon Pharmaceuticals Inc.	12,400	85
*	GTx Inc.	20,600	79
*	Warner Chilcott plc Class A	4,500	76
*	Array Biopharma Inc.	21,300	73
*	Halozyme Therapeutics Inc.	5,500	70
	Hill-Rom Holdings Inc.	2,100	70
	Medicis Pharmaceutical
	Corp. Class A	1,800	68
	AmerisourceBergen Corp.
	Class A	1,700	67
*	Alnylam Pharmaceuticals
	Inc.	5,700	63
*	Pozen Inc.	10,020	60
*	NPS Pharmaceuticals Inc.	7,400	51
*	Amicus Therapeutics Inc.	8,179	43
*	TranS1 Inc.	10,180	37

			Market
			Value
		Shares	($000)
*	Valeant Pharmaceuticals
	International Inc.	666	36
*	KV Pharmaceutical Co.
	Class A	25,700	34
*	PharMerica Corp.	2,700	34
*	Cambrex Corp.	4,600	32
*,^	Biosante Pharmaceuticals
	Inc.	44,500	30
*	Health Net Inc.	700	28
	Invacare Corp.	1,663	28
*	Arqule Inc.	3,700	26
*	Endocyte Inc.	5,200	26
*	Ardea Biosciences Inc.	1,100	24
*	Sciclone Pharmaceuticals
	Inc.	3,700	23
*	Agenus Inc.	2,700	18
*	Auxilium Pharmaceuticals
	Inc.	900	17
*	Zoll Medical Corp.	180	17
*	Rigel Pharmaceuticals Inc.	1,900	15
*	Sun Healthcare Group Inc.	2,000	14
*	Viropharma Inc.	400	12
*	BioDelivery Sciences
	International Inc.	4,765	11
*	Biolase Technology Inc.	3,654	10
*	Ligand Pharmaceuticals
	Inc. Class B	600	10
*	Ironwood Pharmaceuticals
	Inc. Class A	700	9
*	Targacept Inc.	1,563	8
*	Edwards Lifesciences Corp.	100	7
*	AMAG Pharmaceuticals Inc.	433	7
*	OncoGenex Pharmaceutical
	Inc.	500	7
*	Brookdale Senior Living Inc.
	Class A	300	6
*	Dynavax Technologies Corp.	998	5
	HCA Holdings Inc.	200	5
*	Myriad Genetics Inc.	200	5
*	Myrexis Inc.	1,550	5
*	Trius Therapeutics Inc.	800	4
*	Sunrise Senior Living Inc.	400	2
*	Boston Scientific Corp.	146	1
*	Vanda Pharmaceuticals Inc.	100	—
			467,531
Industrials (9.9%)
	General Electric Co.	3,501,600	70,277
	Tyco International Ltd.	523,080	29,387
	General Dynamics Corp.	365,410	26,814
	Northrop Grumman Corp.	422,206	25,788
	Lockheed Martin Corp.	284,854	25,597
	Union Pacific Corp.	228,435	24,552
	United Technologies Corp.	291,900	24,210
	Caterpillar Inc.	209,821	22,350

17

Growth and Income Fund

			Market
			Value
		Shares	($000)
	Norfolk Southern Corp.	308,802	20,328
	Raytheon Co.	368,831	19,467
	Cummins Inc.	121,567	14,593
	Precision Castparts Corp.	79,367	13,723
	CSX Corp.	566,389	12,189
	L-3 Communications
	Holdings Inc.	150,985	10,685
	WW Grainger Inc.	39,859	8,562
	United Parcel Service Inc.
	Class B	103,093	8,322
	Equifax Inc.	177,400	7,852
	PACCAR Inc.	137,600	6,444
	Republic Services Inc.
	Class A	210,300	6,427
	Emerson Electric Co.	117,329	6,122
	Parker Hannifin Corp.	71,822	6,073
	Southwest Airlines Co.	651,000	5,364
	Snap-on Inc.	52,422	3,196
	Expeditors International of
	Washington Inc.	63,965	2,975
	Fluor Corp.	49,000	2,942
	Covanta Holding Corp.	174,300	2,829
	Cintas Corp.	67,600	2,645
*	Sensata Technologies
	Holding NV	70,500	2,360
	Illinois Tool Works Inc.	36,650	2,093
	Honeywell International Inc.	33,700	2,057
*	Verisk Analytics Inc.
	Class A	32,600	1,531
	Rockwell Automation Inc.	18,937	1,509
	Xylem Inc.	46,900	1,302
	Goodrich Corp.	8,200	1,029
*	Nielsen Holdings NV	31,600	952
	Masco Corp.	67,937	908
*	Esterline Technologies
	Corp.	7,100	507
*	WABCO Holdings Inc.	8,320	503
	Cooper Industries plc	7,654	490
	Dun & Bradstreet Corp.	5,707	484
	Flowserve Corp.	3,495	404
*	AerCap Holdings NV	31,800	353
*	Portfolio Recovery
	Associates Inc.	4,682	336
*	FuelCell Energy Inc.	197,227	310
	Albany International Corp.	13,100	301
*	Swift Transportation Co.	25,600	295
	Fastenal Co.	5,100	276
	Avery Dennison Corp.	9,100	274
*	Atlas Air Worldwide
	Holdings Inc.	4,900	241
	Ryder System Inc.	4,400	232
	3M Co.	2,300	205
	Boeing Co.	2,400	179
*	EnerNOC Inc.	22,200	160

			Market
			Value
		Shares	($000)
	John Bean Technologies
	Corp.	8,753	142
*	Federal Signal Corp.	24,806	138
*	Dycom Industries Inc.	5,100	119
*	EnPro Industries Inc.	2,300	95
	Timken Co.	1,800	91
	Aceto Corp.	7,996	76
*	Meritor Inc.	8,100	65
*	Interline Brands Inc.	3,000	65
	Quad/Graphics Inc.	4,338	60
*	GeoEye Inc.	2,500	60
*	Old Dominion Freight Line
	Inc.	1,200	57
	Corporate Executive Board
	Co.	1,200	52
*	United Rentals Inc.	1,100	47
*	Shaw Group Inc.	1,400	44
*	DigitalGlobe Inc.	2,261	30
*	GrafTech International Ltd.	2,098	25
*	Pendrell Corp.	9,585	25
*	ACCO Brands Corp.	2,000	25
*	Pacer International Inc.	3,900	25
	Arkansas Best Corp.	1,300	24
	Star Bulk Carriers Corp.	27,146	24
*	Navigant Consulting Inc.	1,600	22
*	Safe Bulkers Inc.	3,300	22
*	American Reprographics Co.	3,710	20
	Unifirst Corp.	300	18
	Kaman Corp.	535	18
*	Alaska Air Group Inc.	500	18
	LB Foster Co. Class A	470	13
*	Quality Distribution Inc.	897	12
*	Odyssey Marine Exploration
	Inc.	3,523	11
*	Accuride Corp.	1,235	11
*	NCI Building Systems Inc.	900	10
*	CRA International Inc.	400	10
*	KEYW Holding Corp.	1,236	10
	URS Corp.	200	9
*	Jacobs Engineering Group
	Inc.	146	7
	Iron Mountain Inc.	223	6
*	Beacon Roofing Supply Inc.	200	5
*	SYKES Enterprises Inc.	321	5
*	JetBlue Airways Corp.	1,013	5
*	Republic Airways Holdings
	Inc.	904	5
*	Navistar International Corp.	100	4
	Quanex Building Products
	Corp.	200	4
	Deere & Co.	41	3
	Comfort Systems USA Inc.	72	1
			430,542

18

Growth and Income Fund

			Market
			Value
		Shares	($000)
Information Technology (21.1%)
*	Apple Inc.	364,423	218,461
	Microsoft Corp.	3,057,197	98,595
	International Business
	Machines Corp.	432,754	90,294
	QUALCOMM Inc.	862,906	58,695
	Intel Corp.	1,811,209	50,913
	Cisco Systems Inc.	2,074,789	43,882
*	Google Inc. Class A	68,009	43,610
	Visa Inc. Class A	311,530	36,760
	Oracle Corp.	885,525	25,822
	Mastercard Inc. Class A	55,939	23,525
	Accenture plc Class A	320,000	20,640
	Motorola Solutions Inc.	315,500	16,037
*	Symantec Corp.	649,600	12,147
	Hewlett-Packard Co.	505,700	12,051
	KLA-Tencor Corp.	216,505	11,782
*	Dell Inc.	677,026	11,239
	Intuit Inc.	153,500	9,230
*	LSI Corp.	1,054,800	9,156
*	Western Digital Corp.	220,200	9,114
*	eBay Inc.	216,066	7,971
	Jabil Circuit Inc.	315,100	7,915
*	Novellus Systems Inc.	135,350	6,755
	Applied Materials Inc.	542,625	6,750
	VeriSign Inc.	163,700	6,276
*	Marvell Technology Group
	Ltd.	395,336	6,219
	CA Inc.	193,000	5,319
*	Cognizant Technology
	Solutions Corp. Class A	63,218	4,865
	Total System Services Inc.	208,100	4,801
*	Autodesk Inc.	97,400	4,122
*	Citrix Systems Inc.	49,557	3,911
	Texas Instruments Inc.	112,102	3,768
	Broadcom Corp. Class A	94,355	3,708
	Analog Devices Inc.	76,684	3,098
*	F5 Networks Inc.	22,700	3,064
*	Juniper Networks Inc.	131,000	2,997
*	Zebra Technologies Corp.	72,734	2,995
*	Fiserv Inc.	36,700	2,547
*	Compuware Corp.	230,811	2,121
	Seagate Technology plc	78,500	2,116
	Automatic Data Processing
	Inc.	36,000	1,987
*	BMC Software Inc.	46,100	1,851
*	Quest Software Inc.	67,463	1,570
	Altera Corp.	34,700	1,382
*	SanDisk Corp.	27,800	1,379
	Harris Corp.	29,693	1,339
	Paychex Inc.	37,300	1,156
*	Micron Technology Inc.	127,400	1,032
	Corning Inc.	68,300	962
	Linear Technology Corp.	27,101	913
	Xerox Corp.	85,900	694

			Market
			Value
		Shares	($000)
	Microchip Technology Inc.	17,252	642
*	Acxiom Corp.	42,800	628
*	JDS Uniphase Corp.	41,800	606
*	Tessera Technologies Inc.	34,400	593
*	Polycom Inc.	30,600	584
	Avago Technologies Ltd.	14,821	578
*	AOL Inc.	30,100	571
*	Research In Motion Ltd.	35,900	528
	Computer Sciences Corp.	15,826	474
*	Electronic Arts Inc.	22,823	376
*	Agilysys Inc.	30,416	273
*	Mentor Graphics Corp.	17,700	263
*	NetApp Inc.	5,400	242
*	Red Hat Inc.	3,200	192
*	Comverse Technology Inc.	26,900	185
*	Salesforce.com Inc.	1,187	183
	Fidelity National Information
	Services Inc.	5,500	182
*	STEC Inc.	18,437	174
*	Vocus Inc.	10,501	139
*	SS&C Technologies
	Holdings Inc.	5,500	128
*	Dolby Laboratories Inc.
	Class A	3,100	118
*	ShoreTel Inc.	20,200	115
*	NXP Semiconductor NV	4,100	109
*	Unisys Corp.	5,400	106
*	Brocade Communications
	Systems Inc.	17,800	102
*	Dice Holdings Inc.	10,200	95
*	Digital River Inc.	4,700	88
*	Amkor Technology Inc.	10,535	65
*	Orbotech Ltd.	5,300	61
*	PMC - Sierra Inc.	8,100	59
*	Flextronics International Ltd.	6,787	49
*	DTS Inc.	1,500	45
*	THQ Inc.	78,931	44
*	InterXion Holding NV	2,400	43
*	Mattson Technology Inc.	15,334	42
*	Omnivision Technologies
	Inc.	1,900	38
*	VASCO Data Security
	International Inc.	3,400	37
*	WebMD Health Corp.	1,400	36
*	Global Cash Access
	Holdings Inc.	4,383	34
	TE Connectivity Ltd.	905	33
*	Ingram Micro Inc.	1,700	32
*	MoneyGram International
	Inc.	1,700	31
*	Web.com Group Inc.	1,882	27
*	IntraLinks Holdings Inc.	5,100	27
	Micrel Inc.	2,500	26
*	Allot Communications Ltd.	1,079	25
*	CoreLogic Inc.	1,500	24

19

Growth and Income Fund

			Market
			Value•
		Shares	($000)
*	TIBCO Software Inc.	800	24
*	Demand Media Inc.	3,200	23
*	Checkpoint Systems Inc.	2,011	23
*	VMware Inc. Class A	200	22
*	Ancestry.com Inc.	954	22
*,^	FriendFinder Networks Inc.	14,515	20
*	Applied Micro Circuits Corp.	2,800	19
*	LTX-Credence Corp.	2,697	19
*	TNS Inc.	851	18
*	UTStarcom Holdings Corp.	11,400	16
*	MIPS Technologies Inc.
	Class A	3,000	16
*	Entropic Communications
	Inc.	2,600	15
*	Powerwave Technologies
	Inc.	6,500	13
*	Imation Corp.	1,800	11
*	Integrated Device
	Technology Inc.	1,500	11
*	Aspen Technology Inc.	516	11
*	Silicon Image Inc.	1,500	9
*	Smith Micro Software Inc.	3,500	8
	Xilinx Inc.	204	7
*	Akamai Technologies Inc.	200	7
*	Entegris Inc.	700	6
*	Yandex NV Class A	213	6
*	Glu Mobile Inc.	1,151	6
*	Symmetricom Inc.	893	5
*	Amtech Systems Inc.	500	4
*	Comverge Inc.	2,130	4
*	EchoStar Corp. Class A	100	3
*	Convergys Corp.	200	3
*	Photronics Inc.	393	3
*	PLX Technology Inc.	600	2
*	Infinera Corp.	271	2
*	SunPower Corp. Class A	300	2
*	Monster Worldwide Inc.	100	1
*	Network Equipment
	Technologies Inc.	600	1
			916,950
Materials (2.7%)
	Freeport-McMoRan
	Copper & Gold Inc.	661,373	25,159
	Monsanto Co.	278,300	22,197
	CF Industries Holdings Inc.	58,250	10,639
	International Paper Co.	265,200	9,309
	EI du Pont de Nemours &
	Co.	173,796	9,194
	Eastman Chemical Co.	155,045	8,014
	PPG Industries Inc.	64,000	6,131
	Newmont Mining Corp.	116,924	5,995
	International Flavors &
	Fragrances Inc.	67,758	3,971
	Sealed Air Corp.	161,210	3,113
	Airgas Inc.	30,200	2,687

			Market
			Value•
		Shares	($000)
	FMC Corp.	23,674	2,506
	Ball Corp.	39,100	1,677
	Nucor Corp.	35,300	1,516
*	Owens-Illinois Inc.	43,346	1,012
*	Georgia Gulf Corp.	25,900	903
	Cliffs Natural Resources
	Inc.	12,640	875
	Mosaic Co.	11,300	625
	Innophos Holdings Inc.	10,900	546
	MeadWestvaco Corp.	17,066	539
*	SunCoke Energy Inc.	29,739	423
*	Headwaters Inc.	95,155	398
*	Mercer International Inc.	45,741	365
	Titanium Metals Corp.	20,300	275
	Noranda Aluminum
	Holding Corp.	17,400	173
	Myers Industries Inc.	8,100	119
*	Clearwater Paper Corp.	3,400	113
	Boise Inc.	13,200	108
*	KapStone Paper and
	Packaging Corp.	5,226	103
*	Jaguar Mining Inc.	18,200	85
	Domtar Corp.	800	76
*	Agnico-Eagle Mines Ltd.	2,100	70
*	Silver Standard Resources
	Inc.	4,600	69
*,^	Rare Element Resources
	Ltd.	7,500	47
*	AbitibiBowater Inc.	2,886	41
*	General Moly Inc.	9,800	33
	Packaging Corp. of
	America	800	24
	Valspar Corp.	400	19
*	Taseko Mines Ltd.	4,800	17
*	OM Group Inc.	609	17
*	Flotek Industries Inc.	1,300	16
	Commercial Metals Co.	796	12
	Ecolab Inc.	170	11
	Sherwin-Williams Co.	100	11
	Air Products & Chemicals
	Inc.	100	9
	Barrick Gold Corp.	200	9
*	Ferro Corp.	1,400	8
*	NovaGold Resources Inc.	1,000	7
	United States Steel Corp.	200	6
*	Louisiana-Pacific Corp.	600	6
	American Vanguard Corp.	213	5
*	Golden Star Resources Ltd.	1,000	2
*	Richmont Mines Inc.	164	1
*	Aurizon Mines Ltd.	189	1
			119,287
Telecommunication Services (2.5%)
	AT&T Inc.	1,820,264	56,847
	Verizon Communications
	Inc.	1,106,739	42,311

20

Growth and Income Fund

			Market
			Value
		Shares	($000)
	CenturyLink Inc.	83,500	3,227
*	Crown Castle International
	Corp.	59,700	3,184
*	Sprint Nextel Corp.	447,800	1,276
*	MetroPCS
	Communications Inc.	43,100	389
*	Level 3 Communications Inc.	9,000	231
*	Vonage Holdings Corp.	61,600	136
	Frontier Communications
	Corp.	27,500	115
	USA Mobility Inc.	2,723	38
*	Clearwire Corp. Class A	16,300	37
	Windstream Corp.	400	5
			107,796
Utilities (2.5%)
	Northeast Utilities	346,900	12,877
	FirstEnergy Corp.	278,300	12,688
	Public Service Enterprise
	Group Inc.	374,665	11,468
	American Electric Power
	Co. Inc.	226,800	8,750
	DTE Energy Co.	143,000	7,869
	Ameren Corp.	239,100	7,790
	Pinnacle West Capital
	Corp.	157,100	7,525
	PG&E Corp.	172,676	7,496
*	AES Corp.	495,000	6,470
	Exelon Corp.	152,200	5,968
	CenterPoint Energy Inc.	232,537	4,586
	Edison International	78,553	3,339
	CMS Energy Corp.	123,300	2,713
	Entergy Corp.	33,600	2,258
	Integrys Energy Group Inc.	38,277	2,028
	Dominion Resources Inc.	28,194	1,444
*	NRG Energy Inc.	47,200	740
	AGL Resources Inc.	18,391	721
	NorthWestern Corp.	7,261	257
	Consolidated Edison Inc.	2,207	129
	Westar Energy Inc.	4,500	126
	MGE Energy Inc.	1,800	80
	California Water Service
	Group	4,300	78
	IDACORP Inc.	900	37
*	Calpine Corp.	1,800	31
	Atmos Energy Corp.	700	22
	Sempra Energy	128	8
	Xcel Energy Inc.	211	5
	NV Energy Inc.	200	3
			107,506
Total Common Stocks
(Cost $3,549,295)			4,234,603

			Market
			Value
		Shares	($000)
Temporary Cash Investments (3.0%)[1]
	Money Market Fund (2.7%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.123%	117,330,442	117,330

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.3%)
4	Federal Home Loan Bank
	Discount Notes,
	0.130%, 7/20/12	100	100
[5,6]	Freddie Mac
	Discount Notes,
	0.050%, 4/4/12	8,000	8,000
[5,6]	Freddie Mac
	Discount Notes,
	0.050%, 4/24/12	3,000	3,000
[5,6]	Freddie Mac
	Discount Notes,
	0.135%, 8/6/12	100	100
6	United States Treasury
	Note/Bond,
	1.000%, 4/30/12	100	100
			11,300
Total Temporary Cash Investments
	(Cost $128,630)		128,630
	Total Investments (100.5%)
	(Cost $3,677,925)		4,363,233
Other Assets and Liabilities (-0.5%)
	Other Assets		36,133
	Liabilities[3]		(58,468)
			(22,335)
	Net Assets (100%)		4,340,898

21

Growth and Income Fund

At March 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	4,790,079
Undistributed Net Investment Income	6,929
Accumulated Net Realized Losses	(1,143,068)
Unrealized Appreciation (Depreciation)
Investment Securities	685,308
Futures Contracts	1,650
Net Assets	4,340,898

Investor Shares—Net Assets
Applicable to 95,498,227 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,862,335
Net Asset Value Per Share—
Investor Shares	$29.97

Admiral Shares—Net Assets
Applicable to 30,208,162 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,478,563
Net Asset Value Per Share—
Admiral Shares	$48.95

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $5,182,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.8% and 0.7%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $5,779,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
6 Securities with a value of $11,200,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

22

Growth and Income Fund

Statement of Operations

Six Months Ended
March 31, 2012
($000)
Investment Income
Income
Dividends[1]	46,261
Interest[2]	101
Security Lending	232
Total Income	46,594
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,168
Performance Adjustment	94
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,069
Management and Administrative—Admiral Shares	797
Marketing and Distribution—Investor Shares	275
Marketing and Distribution—Admiral Shares	117
Custodian Fees	97
Shareholders’ Reports—Investor Shares	31
Shareholders’ Reports—Admiral Shares	2
Trustees’ Fees and Expenses	5
Total Expenses	6,655
Expenses Paid Indirectly	(31)
Net Expenses	6,624
Net Investment Income	39,970
Realized Net Gain (Loss)
Investment Securities Sold	235,016
Futures Contracts	21,616
Realized Net Gain (Loss)	256,632
Change in Unrealized Appreciation (Depreciation)
Investment Securities	645,817
Futures Contracts	14,375
Change in Unrealized Appreciation (Depreciation)	660,192
Net Increase (Decrease) in Net Assets Resulting from Operations	956,794
1 Dividends are net of foreign withholding taxes of $5,000.
2 Interest income from an affiliated company of the fund was $97,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Growth and Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	39,970	79,488
Realized Net Gain (Loss)	256,632	362,030
Change in Unrealized Appreciation (Depreciation)	660,192	(312,354)
Net Increase (Decrease) in Net Assets Resulting from Operations	956,794	129,164
Distributions
Net Investment Income
Investor Shares	(26,232)	(53,125)
Admiral Shares	(13,689)	(26,147)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(39,921)	(79,272)
Capital Share Transactions
Investor Shares	(304,008)	(500,958)
Admiral Shares	48,979	(89,097)
Net Increase (Decrease) from Capital Share Transactions	(255,029)	(590,055)
Total Increase (Decrease)	661,844	(540,163)
Net Assets
Beginning of Period	3,679,054	4,219,217
End of Period[1]	4,340,898	3,679,054
1 Net Assets—End of Period includes undistributed net investment income of $6,929,000 and $6,880,000.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Growth and Income Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$23.86	$23.98	$22.34	$25.84	$38.62	$33.79
Investment Operations
Net Investment Income	.262	.482	.418	.447	.546	.600
Net Realized and Unrealized Gain (Loss)
on Investments	6.107	(.124)	1.630	(3.453)	(8.758)	4.840
Total from Investment Operations	6.369	.358	2.048	(3.006)	(8.212)	5.440
Distributions
Dividends from Net Investment Income	(.259)	(.478)	(.408)	(.494)	(.560)	(.610)
Distributions from Realized Capital Gains	—	—	—	—	(4.008)	—
Total Distributions	(.259)	(.478)	(.408)	(.494)	(4.568)	(.610)
Net Asset Value, End of Period	$29.97	$23.86	$23.98	$22.34	$25.84	$38.62

Total Return[1]	26.83%	1.28%	9.24%	-11.29%	-23.28%	16.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,862	$2,548	$3,020	$3,253	$3,919	$5,465
Ratio of Total Expenses to
Average Net Assets[2]	0.36%	0.32%	0.32%	0.35%	0.31%	0.32%
Ratio of Net Investment Income to
Average Net Assets	1.93%	1.78%	1.74%	2.28%	1.69%	1.61%
Portfolio Turnover Rate	100%	120%	94%	83%	96%	100%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.04%), (0.04%), (0.04%), (0.02%), and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Growth and Income Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$38.97	$39.15	$36.48	$42.20	$63.08	$55.20
Investment Operations
Net Investment Income	.455	.832	.722	.775	.963	1.070
Net Realized and Unrealized Gain (Loss)
on Investments	9.975	(.199)	2.666	(5.638)	(14.313)	7.903
Total from Investment Operations	10.430	.633	3.388	(4.863)	(13.350)	8.973
Distributions
Dividends from Net Investment Income	(.450)	(.813)	(.718)	(.857)	(.985)	(1.093)
Distributions from Realized Capital Gains	—	—	—	—	(6.545)	—
Total Distributions	(.450)	(.813)	(.718)	(.857)	(7.530)	(1.093)
Net Asset Value, End of Period	$48.95	$38.97	$39.15	$36.48	$42.20	$63.08

Total Return[1]	26.91%	1.39%	9.37%	-11.15%	-23.19%	16.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,479	$1,131	$1,199	$1,441	$1,907	$2,794
Ratio of Total Expenses to
Average Net Assets[2]	0.25%	0.21%	0.21%	0.21%	0.16%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.04%	1.89%	1.85%	2.42%	1.84%	1.75%
Portfolio Turnover Rate	100%	120%	94%	83%	96%	100%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.04%), (0.04%), (0.04%), (0.02%), and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Growth and Income Fund

Notes to Financial Statements

Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and for the period ended March 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

27

Growth and Income Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. D. E. Shaw Investment Management, L.L.C., and Los Angeles Capital Management and Equity Research, Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees for D. E. Shaw Investment Management, L.L.C., are subject to quarterly adjustments based on performance since September 30, 2011, relative to the S&P 500 Index. In accordance with the advisory contract entered into with Los Angeles Capital Management and Equity Research, Inc., beginning October 1, 2012, the investment advisory fee will be subject to quarterly adjustments based on performance since September 30, 2011, relative to the S&P 500 Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $166,000 for the six months ended March 31, 2012.

For the six months ended March 31, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.11% of the fund’s average net assets, before an increase of $94,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2012, the fund had contributed capital of $627,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.25% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2012, these arrangements reduced the fund’s expenses by $31,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

28

Growth and Income Fund

The following table summarizes the market value of the fund’s investments as of March 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,234,603	—	—
Temporary Cash Investments	117,330	11,300	—
Futures Contracts—Assets[1]	344	—	—
Total	4,352,277	11,300	—
1 Represents variation margin on the last day of the reporting period.

F. At March 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2012	114	7,998	26
S&P 500 Index	June 2012	252	88,402	1,624

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2011, the fund had available capital loss carryforwards totaling $1,406,097,000 to offset future net capital gains of $559,187,000 through September 30, 2017, and $846,910,000 through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2012, the cost of investment securities for tax purposes was $3,677,927,000. Net unrealized appreciation of investment securities for tax purposes was $685,308,000, consisting of unrealized gains of $723,508,000 on securities that had risen in value since their purchase and $38,200,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended March 31, 2012, the fund purchased $1,944,895,000 of investment securities and sold $1,929,041,000 of investment securities, other than temporary cash investments.

29

Growth and Income Fund

I. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	March 31, 2012		September 30, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	97,828	3,559	212,372	7,984
Issued in Lieu of Cash Distributions	25,521	958	51,795	1,927
Redeemed	(427,357)	(15,791)	(765,125)	(29,070)
Net Increase (Decrease)—Investor Shares	(304,008)	(11,274)	(500,958)	(19,159)
Admiral Shares
Issued	154,701	3,538	352,128	8,358
Issued in Lieu of Cash Distributions	12,635	291	24,071	549
Redeemed	(118,357)	(2,649)	(465,296)	(10,508)
Net Increase (Decrease)—Admiral Shares	48,979	1,180	(89,097)	(1,601)

J. In preparing the financial statements as of March 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

30

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

31

Six Months Ended March 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth and Income Fund	9/30/2011	3/31/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,268.29	$2.04
Admiral Shares	1,000.00	1,269.09	1.42
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.20	$1.82
Admiral Shares	1,000.00	1,023.75	1.26

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.36% for Investor Shares and 0.25% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

32

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

33

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

34

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for Commu-
Vanguard Group since 2008; Director of Vanguard	nication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Director of
Vanguard Group (1995–2008).	Carnegie Corporation of New York, Schuylkill River
Development Corporation, and Greater Philadelphia
Chamber of Commerce; Trustee of the National
IndependentTrustees	Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation;
Alfred M. Rankin, Jr.	Principal of The Vanguard Group (1997–2006).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO
Industries, Inc. (forklift trucks/housewares/lignite);	Mortimer J. Buckley	Michael S. Miller
Director of Goodrich Corporation (industrial products/	Kathleen C. Gubanich	James M. Norris
aircraft systems and services) and the National	Paul A. Heller	Glenn W. Reed
Association of Manufacturers; Chairman of the Board	Martha G. King	George U. Sauter
of the Federal Reserve Bank of Cleveland and of	Chris D. McIsaac
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q932 052012

Semiannual Report | March 31, 2012
Vanguard Structured Equity Funds
Vanguard Structured Large-Cap Equity Fund
Vanguard Structured Broad Market Fund

> For the six months ended March 31, 2012, Vanguard Structured Large-Cap Equity Fund returned about 27% and Vanguard Structured Broad Market Fund returned about 28%.

> The funds benefited from a rising stock market, which lifted returns in all sectors.

> Each fund outpaced its benchmark and its peers, as good stock selections outweighed subpar choices.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	6
Structured Large-Cap Equity Fund.	9
Structured Broad Market Fund.	21
About Your Fund’s Expenses.	35
Trustees Approve Advisory Arrangement.	37
Glossary.	38

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2012
Total
Returns
Vanguard Structured Large-Cap Equity Fund
Institutional Shares	26.95%
Institutional Plus Shares	26.98
S&P 500 Index	25.89
Large-Cap Core Funds Average	24.87
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.
Vanguard Structured Broad Market Fund
Institutional Shares	27.93%
Institutional Plus Shares	28.02
Russell 3000 Index	26.55
Multi-Cap Core Funds Average	24.34
Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
September 30, 2011, Through March 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Structured Large-Cap Equity Fund
Institutional Shares	$21.49	$26.70	$0.497	$0.000
Institutional Plus Shares	42.48	52.76	1.010	0.000
Vanguard Structured Broad Market Fund
Institutional Shares	$21.03	$26.38	$0.447	$0.000
Institutional Plus Shares	42.02	52.71	0.923	0.000

Chairman’s Letter

Dear Shareholder,

For the fiscal half-year ended March 31, 2012, the two Vanguard Structured Equity Funds delivered strong returns, snapping back sharply from the stock market slump of the previous six months.

Vanguard Structured Large-Cap Equity Fund returned about 27% and Vanguard Broad Market Fund returned about 28%. Both funds outpaced their benchmarks—the S&P 500 Index and Russell 3000 Index, respectively—and their peer groups.

Excellent stock selection was responsible for the funds’ success. The funds’ advisor uses a quantitative investment approach that is designed to make discriminating choices among stocks that are expected to pay off over the long term, while maintaining a risk profile similar to that of the benchmark index. In other words, the goal is “same risk, better returns.” To this end, the advisor relies on sophisticated computer models that evaluate stocks based on characteristics such as issuers’ balance sheet strength, earnings growth, and valuations. The Advisor’s Report that follows this letter describes this investment approach in more detail.

A surge of optimism fueled a powerful global rally in stocks
During the past six months, optimism displaced the apprehension that had restrained stock prices through summer 2011. The broad U.S. stock market returned more than 26%. Markets abroad returned 15.37%. Investors’ good spirits reflected confidence that the slow, grinding economic expansion in the United States was at last gathering momentum, and that Europe’s debt crisis could be contained.

By the end of the period, however, that confidence had begun to evaporate in the face of ambiguous economic reports and renewed concern about Europe. The abrupt mood swing was consistent with the financial markets’ volatility since the 2008–2009 financial crisis.

Aside from munis, most bonds saw subdued six-month returns
The broad taxable bond market produced a modest six-month return of 1.43%. In general, interest rates remained more or less steady at very low levels. In some segments of the bond market, however, yields crept lower still, boosting bond prices. The broad municipal bond market, for example, produced a solid six-month return of 3.91% as investors bid up muni prices.

As it has since December 2008, the Federal Reserve Board kept its target for the shortest-term interest rates between 0% and 0.25%. That policy has kept a tight lid on the returns available from money market funds and savings accounts.

Stock selection helped funds make the most of a rising market
Both funds benefited from a rising stock market during the period, and they were further helped by the stock selections made by their advisor, Vanguard Equity

Market Barometer

			Total Returns
		Periods Ended March 31, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	26.27%	7.86%	2.19%
Russell 2000 Index (Small-caps)	29.83	-0.18	2.13
Dow Jones U.S. Total Stock Market Index	26.60	7.16	2.47
MSCI All Country World Index ex USA (International)	15.37	-7.18	-1.56

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	1.43%	7.71%	6.25%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.91	12.07	5.42
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	1.11

CPI
Consumer Price Index	1.10%	2.65%	2.24%

Investment Group. In each case, stocks contributing the most to the funds’ performance compared with that of their benchmark indexes were concentrated in a handful of sectors; because of the different characteristics of each fund’s benchmark, these sectors varied by fund. (Vanguard Structured Large-Cap Equity Fund’s benchmark, the S&P 500 Index, covers 500 or so mostly large-cap stocks, as its name implies; Vanguard Structured Broad Market Fund looks to the Russell 3000 Index, which represents almost the entire market of large-, mid-, and small-cap stocks.)

The Structured Large-Cap Equity Fund outpaced its benchmark by about 1 percentage point and its peer group by about 2 percentage points. The advisor’s selections in the economically sensitive materials and industrial sectors stood out, as the economy continued its slow but steady growth. Machinery manufacturers and diversified chemical and metals and mining companies, for example, did well for the fund.

Energy stocks were also top performers, as oil prices (West Texas crude) began creeping up, once again, to more than $100 per barrel. And the fund got a boost from its consumer staples stocks, such as those of soft-drink and packaged foods companies.

Other stock choices, such as those in the large information technology sector, did well but contributed little when compared with their counterparts in the index. The fund’s health care stocks trailed those in the index.

Stock selections for the Structured Broad Market Fund helped the fund to outpace its benchmark by more than 1 percentage point and the average return of its peer funds by more than 3 percentage points. The materials sector contributed strong relative returns, as did the consumer sectors, particularly household, personal, and tobacco products companies in consumer staples and internet and catalog retailers in consumer discretionary.

Stock choices in the industrial, energy, and IT sectors also boosted returns. However, good selections in real estate investment trusts (REITs) and consumer finance firms couldn’t offset disappointing selections among capital-market companies and commercial banks. The fund’s holdings in both the tiny telecommunications sector and health care trailed their counterparts in the index.

Volatility is the norm, but there’s an antidote
As the Equity Investment Group notes in the report that follows, stock market volatility has substantially declined after the big swings we saw last year. What that bodes for the future is unclear: It has been shown time and again that nobody knows for certain which way the market is headed next, or when the next dip or climb will arrive.

Because the market is so unpredictable, we believe the best way to invest is to create a diversified and balanced portfolio that includes a mix of stocks, bonds, and cash reserves tailored to your unique goals, time horizon, and risk tolerance.

Such a portfolio can help you to keep your footing when the markets are turbulent, as we point out in Recent Stock Market Volatility: Extraordinary or “Ordinary”?

The research paper describes why bouts of high volatility have always been a feature of stock market investing, and how balanced, diversified portfolios have experienced lower levels of volatility than the headlines would suggest. You can find the paper at vanguard.com/research.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 19, 2012

Advisor’s Report

For the six months ended March 31, 2012, Vanguard’s structured equity funds posted solid results. Vanguard Structured Large-Cap Equity Fund returned 26.95% for Institutional Shares and 26.98% for Institutional Plus Shares, outperforming the return of its benchmark, the S&P 500 Index, by 1.06 and 1.09 percentage points, respectively. Vanguard Structured Broad Market Fund returned 27.93% for Institutional Shares and 28.02% for Institutional Plus Shares, outperforming its benchmark, the Russell 3000 Index, by 1.38 and 1.47 percentage points, respectively.

Financials, information technology, and consumer discretionary were the top performers in both benchmark indexes, although all ten sectors gained.

Since the equity market started its rally last fall, investor concerns about a possible double-dip recession in the United States, slowing growth in China, and Europe’s fiscal troubles appear to have eased. Against that backdrop, data showing improvements in the U.S. employment and housing pictures as well as continued strength in manufacturing activity seem to have whetted investor appetite for equities.

As a result of deep cost-cutting and fiscal conservatism during the recession, larger U.S. companies are emerging from the recession healthier than they have been in years: They are more productive, more profitable, and have more cash and less leverage. In addition, valuations of U.S.

stocks relative to bonds, measured by comparing earnings yields of stocks with coupon yields of 10-year U.S. Treasury bonds, indicate a level of attractiveness not seen since the early 1970s.

Market volatility declined by more than 60% during this period to below-average levels, but it will likely stay with us for some time. U.S. budget and deficit problems remain unresolved, world economic growth is uncertain, and the presidential election is still months away. (Volatility is measured by the CBOE Volatility Index, or VIX.)

Our approach to investing
Although overall portfolio performance is affected by the macroeconomic factors described above, our approach to investing focuses on specific stock fundamentals. Our model consists of these five components:

1. Valuation, which measures the price we pay for earnings and cash flows.

2. Growth, which considers the growth of earnings.

3. Management decisions, an assessment of the actions taken by company management that signal its informed opinions of a firm’s future.

4. Market sentiment, which captures how investors reflect their opinions of a company through their activity in the market.

5. Quality, which measures balance-sheet strength and the sustainability of earnings.

Our risk-control process then neutralizes our exposure to market-capitalization, volatility, and industry risks relative to our benchmark. In our view, such risk exposures are not justified by the rewards available. As a result of these risk controls, our 3-year tracking error was 1.29% for Structured Large-Cap and 1.79% for Structured Broad Market, both well within expectations.

For the fiscal half-year, our stock selection model performed well in the unpredictable market, with a majority of the components contributing positively to performance in various degrees for each of the structured portfolios. For both funds, the quality, management decisions, and growth indicators helped most. Our valuation component was neutral for Structured Broad Market and detracted from the performance of Structured Large-Cap. Our market sentiment indicator was not effective during this period for either fund, and in fact detracted from results.

The model was effective across most sectors. In Structured Large-Cap, our stock selection results during the period were positive in seven out of ten sectors. For Structured Broad Market, our stock selection results were positive in six out of ten sectors, neutral in two.

Structured Large-Cap Fund
Company selections within materials, energy, and industrials added most to our relative returns. In materials, CF Industries, Eastman Chemical, and PPG Industries were the largest contributors. In energy, Marathon Oil, Marathon Petroleum, and National Oilwell were the top relative performers. In industrials, Caterpillar, Eaton, and General Electric led.

Selection results were disappointing in technology, consumer discretionary, and health care; most of our under-performance in these sectors resulted from underweighted positions in Qualcomm, EMC, Comcast, Home Depot, and Amgen.

Structured Broad Market Fund
Company selections within consumer staples, consumer discretionary, and materials added most to our relative returns. In consumer staples, Philip Morris, Constellation Brands, and Herbalife were the largest contributors. In consumer discretionary, CBS, Macy’s, and Polaris Industries were the top relative performers. In materials, CF Industries, Eastman Chemical, and International Paper led.

Selection results were disappointing in financials and health care. Most of our underperformance in financials was due to underweighted positions in Bank of America, Citigroup, and Wells Fargo. Similarly, our underperformance in health care was largely attributable to underweighted positions in Merck, Amgen, and Medco Health Solutions.

The long-term outlook
While we cannot predict how the broader political or economic events will affect the markets, we are confident that the stock market can provide worthwhile returns for long-term investors. With that in mind, we believe that equity exposure will remain an important part of a diversified investment plan.

We thank you for your investment and look forward to the second half of the fiscal year.

James P. Stetler
Principal and Portfolio Manager

James D. Troyer, CFA
Principal and Portfolio Manager

Michael R. Roach, CFA
Portfolio Manager

Vanguard Equity Investment Group

April 23, 2012

Structured Large-Cap Equity Fund

Fund Profile
As of March 31, 2012

Share-Class Characteristics
	Institutional	Institutional
	Shares	Plus Shares
Ticker Symbol	VSLIX	VSLPX
Expense Ratio[1]	0.24%	0.17%
30-Day SEC Yield	1.94%	2.01%

Portfolio Characteristics
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Number of Stocks	153	500	3,716
Median Market Cap	$57.6B	$57.6B	$35.6B
Price/Earnings Ratio	14.0x	16.2x	17.1x
Price/Book Ratio	2.4x	2.3x	2.3x
Return on Equity	19.9%	19.6%	18.1%
Earnings Growth Rate	9.6%	8.8%	8.5%
Dividend Yield	2.2%	2.1%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	60%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Consumer
Discretionary	10.6%	10.9%	12.0%
Consumer Staples	9.9	10.8	9.4
Energy	11.8	11.2	10.5
Financials	15.2	14.9	15.9
Health Care	11.9	11.4	11.5
Industrials	10.0	10.6	11.0
Information
Technology	20.9	20.5	19.8
Materials	3.7	3.5	4.0
Telecommunication
Services	3.1	2.8	2.5
Utilities	2.9	3.4	3.4

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	Index
R-Squared	0.99	0.99
Beta	0.97	0.92

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	4.9%
Exxon Mobil Corp.	Integrated Oil &
	Gas	3.7
International Business	IT Consulting &
Machines Corp.	Other Services	2.5
General Electric Co.	Industrial
	Conglomerates	2.2
Chevron Corp.	Integrated Oil &
	Gas	2.1
Microsoft Corp.	Systems Software	2.0
JPMorgan Chase & Co.	Diversified Financial
	Services	1.9
Wells Fargo & Co.	Diversified Banks	1.9
Pfizer Inc.	Pharmaceuticals	1.9
AT&T Inc.	Integrated
	Telecommunication
	Services	1.8
Top Ten		24.9%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2012. For the six months ended March 31, 2012, the annualized expense ratios were 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares.

Structured Large-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): May 16, 2006, Through March 31, 2012

Average Annual Total Returns: Periods Ended March 31, 2012
	Inception	One	Five	Since
	Date	Year	Years	Inception
Institutional Shares	5/16/2006	11.12%	1.65%	3.43%
Institutional Plus Shares	5/15/2006	11.17	1.73	3.48

See Financial Highlights for dividend and capital gains information.

Strutured Large-Cap Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (10.6%)
*	priceline.com Inc.	5,700	4,090
	News Corp. Class A	204,700	4,031
*	DIRECTV Class A	77,600	3,829
	CBS Corp. Class B	111,190	3,770
	Time Warner Cable Inc.	44,500	3,627
	McDonald’s Corp.	35,547	3,487
	Macy’s Inc.	83,400	3,313
	Coach Inc.	41,900	3,238
	Limited Brands Inc.	64,018	3,073
*	AutoZone Inc.	7,860	2,922
	Wynn Resorts Ltd.	21,650	2,704
	Viacom Inc. Class B	47,340	2,247
*	Bed Bath & Beyond Inc.	29,700	1,953
	Home Depot Inc.	30,575	1,538
	Wyndham Worldwide Corp.	27,900	1,298
	Ross Stores Inc.	19,800	1,150
	VF Corp.	7,650	1,117
	Harley-Davidson Inc.	17,000	834
	Ford Motor Co.	60,706	758
	TJX Cos. Inc.	18,000	715
	Harman International
	Industries Inc.	14,660	686
	Ralph Lauren Corp. Class A	3,700	645
	Comcast Corp.	10,525	311
	Walt Disney Co.	6,529	286
*	Amazon.com Inc.	900	182
	Comcast Corp. Class A	5,300	159
			51,963
Consumer Staples (9.9%)
	Philip Morris International
	Inc.	95,936	8,501
	Procter & Gamble Co.	104,694	7,036
	Altria Group Inc.	144,900	4,473
	Coca-Cola Co.	52,740	3,903
	Lorillard Inc.	24,600	3,185
	Kroger Co.	121,700	2,949
	Whole Foods Market Inc.	34,100	2,837

			Market
			Value
		Shares	($000)
	ConAgra Foods Inc.	105,400	2,768
*	Constellation Brands Inc.
	Class A	114,500	2,701
	Wal-Mart Stores Inc.	37,346	2,286
	Estee Lauder Cos. Inc.
	Class A	28,100	1,741
	Coca-Cola Enterprises Inc.	60,300	1,725
	PepsiCo Inc.	22,492	1,492
	Kraft Foods Inc.	32,100	1,220
	CVS Caremark Corp.	19,100	856
	Safeway Inc.	21,100	426
	Dr Pepper Snapple
	Group Inc.	8,200	330
			48,429
Energy (11.7%)
	Exxon Mobil Corp.	209,439	18,165
	Chevron Corp.	97,556	10,462
	ConocoPhillips	82,159	6,245
	Occidental Petroleum Corp.	37,661	3,586
	National Oilwell Varco Inc.	41,300	3,282
	Marathon Oil Corp.	103,000	3,265
	Marathon Petroleum Corp.	62,300	2,701
	Valero Energy Corp.	101,000	2,603
*	Tesoro Corp.	87,500	2,349
	Schlumberger Ltd.	18,625	1,302
	Halliburton Co.	35,100	1,165
	Chesapeake Energy Corp.	45,950	1,065
	Helmerich & Payne Inc.	17,840	962
	Apache Corp.	2,300	231
			57,383
Financials (15.2%)
	JPMorgan Chase & Co.	206,179	9,480
	Wells Fargo & Co.	277,335	9,468
	Citigroup Inc.	140,525	5,136
	US Bancorp	160,224	5,076
	American Express Co.	84,000	4,860
	MetLife Inc.	102,500	3,828
	Discover Financial Services	102,250	3,409
	ACE Ltd.	45,300	3,316

Strutured Large-Cap Equity Fund

			Market
			Value
		Shares	($000)
	Chubb Corp.	44,143	3,051
	Simon Property Group Inc.	19,900	2,899
	Torchmark Corp.	57,650	2,874
	Moody’s Corp.	67,100	2,825
	Kimco Realty Corp.	121,800	2,346
	Assurant Inc.	56,500	2,288
*	NASDAQ OMX Group Inc.	85,400	2,212
*	Berkshire Hathaway Inc.
	Class B	20,505	1,664
	HCP Inc.	41,800	1,649
	PNC Financial Services
	Group Inc.	22,600	1,458
*	Berkshire Hathaway Inc.
	Class A	11	1,341
	Bank of America Corp.	127,653	1,222
	Invesco Ltd.	41,700	1,112
	Fifth Third Bancorp	69,100	971
	Ventas Inc.	11,700	668
	Prudential Financial Inc.	8,100	513
	Health Care REIT Inc.	8,800	484
	Capital One Financial Corp.	1,800	100
			74,250
Health Care (11.9%)
	Pfizer Inc.	400,219	9,069
	UnitedHealth Group Inc.	87,154	5,137
	Johnson & Johnson	67,946	4,482
	Bristol-Myers Squibb Co.	132,300	4,465
	Merck & Co. Inc.	114,644	4,402
	Eli Lilly & Co.	94,687	3,813
*	Biogen Idec Inc.	28,000	3,527
	Abbott Laboratories	57,368	3,516
	McKesson Corp.	37,600	3,300
	Aetna Inc.	64,070	3,214
	Agilent Technologies Inc.	70,750	3,149
	Humana Inc.	33,020	3,054
	AmerisourceBergen Corp.
	Class A	67,798	2,690
*	Watson Pharmaceuticals
	Inc.	37,840	2,538
	WellPoint Inc.	21,300	1,572
			57,928
Industrials (10.0%)
	General Electric Co.	532,022	10,678
	Caterpillar Inc.	46,200	4,921
	Union Pacific Corp.	39,500	4,245
	Tyco International Ltd.	64,000	3,596
	Lockheed Martin Corp.	37,100	3,334
	Cummins Inc.	27,095	3,252
	Raytheon Co.	59,600	3,146
	Northrop Grumman Corp.	48,916	2,988
	Eaton Corp.	57,200	2,850
	Norfolk Southern Corp.	42,700	2,811
	Parker Hannifin Corp.	32,000	2,706
	PACCAR Inc.	28,700	1,344

			Market
			Value
		Shares	($000)
	General Dynamics Corp.	10,400	763
	FedEx Corp.	8,000	736
	United Technologies Corp.	7,736	642
	United Parcel Service Inc.
	Class B	6,521	526
	Cintas Corp.	2,900	113
			48,651
Information Technology (20.8%)
*	Apple Inc.	40,012	23,986
	International Business
	Machines Corp.	57,640	12,027
	Microsoft Corp.	301,041	9,709
	Intel Corp.	288,953	8,122
	Cisco Systems Inc.	280,515	5,933
	Oracle Corp.	150,388	4,385
	Accenture plc Class A	64,400	4,154
*	Google Inc. Class A	5,805	3,722
	Mastercard Inc. Class A	8,300	3,490
*	Dell Inc.	203,100	3,371
	Broadcom Corp. Class A	84,500	3,321
	Motorola Solutions Inc.	61,950	3,149
	Intuit Inc.	49,700	2,988
*	Western Digital Corp.	71,700	2,968
	Jabil Circuit Inc.	109,000	2,738
	KLA-Tencor Corp.	44,600	2,427
*	Symantec Corp.	128,700	2,407
	QUALCOMM Inc.	22,857	1,555
	Visa Inc. Class A	9,200	1,086
*	Cognizant Technology
	Solutions Corp. Class A	2,800	215
*	Advanced Micro Devices
	Inc.	10,600	85
			101,838
Materials (3.7%)
	Monsanto Co.	49,700	3,964
	International Paper Co.	91,700	3,219
	PPG Industries Inc.	31,900	3,056
	CF Industries Holdings Inc.	16,285	2,974
	Eastman Chemical Co.	48,400	2,502
	Newmont Mining Corp.	18,700	959
	Nucor Corp.	21,100	906
	EI du Pont de Nemours
	& Co.	12,548	664
			18,244
Telecommunication Services (3.1%)
	AT&T Inc.	286,735	8,955
	Verizon Communications
	Inc.	160,596	6,140
*	MetroPCS Communications
	Inc.	14,900	134
			15,229

Strutured Large-Cap Equity Fund

			Market
			Value
		Shares	($000)
Utilities (2.9%)
	American Electric Power
	Co. Inc.	77,100	2,975
	DTE Energy Co.	49,400	2,719
	Ameren Corp.	82,700	2,694
	FirstEnergy Corp.	56,900	2,594
	CMS Energy Corp.	103,838	2,284
	Pinnacle West Capital Corp.	16,700	800
			14,066
Total Common Stocks
(Cost $376,831)			487,981
Temporary Cash Investments (0.2%)[1]
Money Market Fund (0.2%)
2	Vanguard Market
	Liquidity Fund,
	0.123%	949,361	949

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
3	Fannie Mae Discount
	Notes, 0.040%, 4/24/12	100	100
[3,4]	Freddie Mac Discount
	Notes, 0.050%, 4/24/12	100	100
			200
Total Temporary Cash Investments
(Cost $1,149)			1,149
Total Investments (100.0%)
(Cost $377,980)			489,130
Other Assets and Liabilities (0.0%)
Other Assets			680
Liabilities			(917)
			(237)
Net Assets (100%)			488,893

At March 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	578,694
Undistributed Net Investment Income	1,773
Accumulated Net Realized Losses	(202,729)
Unrealized Appreciation (Depreciation)
Investment Securities	111,150
Futures Contracts	5
Net Assets	488,893

Institutional Shares—Net Assets
Applicable to 552,844 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	14,759
Net Asset Value Per Share—
Institutional Shares	$26.70

Institutional Plus Shares—Net Assets
Applicable to 8,986,619 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	474,134
Net Asset Value Per Share—
Institutional Plus Shares	$52.76

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Strutured Large-Cap Equity Fund

Statement of Operations

Six Months Ended
March 31, 2012
($000)
Investment Income
Income
Dividends	5,195
Interest[1]	1
Total Income	5,196
Expenses
The Vanguard Group—Note B
Investment Advisory Services	161
Management and Administrative—Institutional Shares	9
Management and Administrative—Institutional Plus Shares	161
Marketing and Distribution—Institutional Shares	2
Marketing and Distribution—Institutional Plus Shares	44
Custodian Fees	5
Total Expenses	382
Net Investment Income	4,814
Realized Net Gain (Loss)
Investment Securities Sold	11,093
Futures Contracts	151
Realized Net Gain (Loss)	11,244
Change in Unrealized Appreciation (Depreciation)
Investment Securities	88,291
Futures Contracts	31
Change in Unrealized Appreciation (Depreciation)	88,322
Net Increase (Decrease) in Net Assets Resulting from Operations	104,380
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Strutured Large-Cap Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,814	9,663
Realized Net Gain (Loss)	11,244	61,992
Change in Unrealized Appreciation (Depreciation)	88,322	(33,034)
Net Increase (Decrease) in Net Assets Resulting from Operations	104,380	38,621
Distributions
Net Investment Income
Institutional Shares	(271)	(183)
Institutional Plus Shares	(9,009)	(11,627)
Realized Capital Gain
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(9,280)	(11,810)
Capital Share Transactions
Institutional Shares	97	(90,798)
Institutional Plus Shares	2,999	(210,058)
Net Increase (Decrease) from Capital Share Transactions	3,096	(300,856)
Total Increase (Decrease)	98,196	(274,045)
Net Assets
Beginning of Period	390,697	664,742
End of Period[1]	488,893	390,697
1 Net Assets—End of Period includes undistributed net investment income of $1,773,000 and $6,239,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Strutured Large-Cap Equity Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$21.49	$20.97	$19.47	$22.56	$29.98	$26.03
Investment Operations
Net Investment Income	.256	.428[1]	.366	.546	.492	.476[1]
Net Realized and Unrealized Gain (Loss)
on Investments	5.451	.458	1.505	(2.993)	(7.091)	3.657
Total from Investment Operations	5.707	.886	1.871	(2.447)	(6.599)	4.133
Distributions
Dividends from Net Investment Income	(.497)	(.366)	(.371)	(.643)	(.430)	(.172)
Distributions from Realized Capital Gains	—	—	—	—	(.391)	(.011)
Total Distributions	(.497)	(.366)	(.371)	(.643)	(.821)	(.183)
Net Asset Value, End of Period	$26.70	$21.49	$20.97	$19.47	$22.56	$29.98

Total Return	26.95%	4.14%	9.68%	-10.25%	-22.52%	15.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15	$12	$95	$106	$135	$187
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.24%	0.25%	0.20%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.10%	1.95%	1.86%	2.33%	1.91%	1.69%
Portfolio Turnover Rate	60%	67%	61%	80%[2]	72%	54%[2]

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Strutured Large-Cap Equity Fund

Financial Highlights

Institutional Plus Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$42.48	$41.98	$38.97	$45.15	$60.02	$52.07
Investment Operations
Net Investment Income	.523	.910[1]	.768	1.116	1.025	1.018[1]
Net Realized and Unrealized Gain (Loss)
on Investments	10.767	.906	3.014	(5.980)	(14.193)	7.317
Total from Investment Operations	11.290	1.816	3.782	(4.864)	(13.168)	8.335
Distributions
Dividends from Net Investment Income	(1.010)	(1.316)	(.772)	(1.316)	(.920)	(.363)
Distributions from Realized Capital Gains	—	—	—	—	(.782)	(.022)
Total Distributions	(1.010)	(1.316)	(.772)	(1.316)	(1.702)	(.385)
Net Asset Value, End of Period	$52.76	$42.48	$41.98	$38.97	$45.15	$60.02

Total Return	26.98%	4.18%	9.78%	-10.16%	-22.46%	16.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$474	$379	$570	$467	$677	$819
Ratio of Total Expenses to
Average Net Assets	0.17%	0.17%	0.17%	0.17%	0.12%	0.15%
Ratio of Net Investment Income to
Average Net Assets	2.17%	2.02%	1.93%	2.41%	1.99%	1.79%
Portfolio Turnover Rate	60%	67%	61%	80%[2]	72%	54%[2]

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Strutured Large-Cap Equity Fund

Notes to Financial Statements

Vanguard Structured Large-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and for the period ended March 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Strutured Large-Cap Equity Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2012, the fund had contributed capital of $71,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	487,981	—	—
Temporary Cash Investments	949	200	—
Futures Contracts—Assets[1]	3	—	—
Total	488,933	200	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2012	13	912	5

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Strutured Large-Cap Equity Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2011, the fund had available capital loss carryforwards totaling $213,911,000 to offset future net capital gains of $101,200,000 through September 30, 2017, and $112,711,000 through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2012, the cost of investment securities for tax purposes was $377,980,000. Net unrealized appreciation of investment securities for tax purposes was $111,150,000, consisting of unrealized gains of $114,285,000 on securities that had risen in value since their purchase and $3,135,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2012, the fund purchased $132,225,000 of investment securities and sold $133,461,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	March 31, 2012		September 30, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	222	9	1,694	73
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(125)	(5)	(92,492)	(4,062)
Net Increase (Decrease)—Institutional Shares	97	4	(90,798)	(3,989)
Institutional Plus Shares
Issued	—	—	—	—
Issued in Lieu of Cash Distributions	2,999	66	3,795	85
Redeemed	—	—	(213,853)	(4,734)
Net Increase (Decrease)—Institutional Plus Shares	2,999	66	(210,058)	(4,649)

At March 31, 2012, two shareholders were each a record or beneficial owner of 33% or more of the fund’s net assets, with a combined ownership of 97%. If one or more of these shareholders were to redeem their total investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or result in the realization of taxable capital gains.

H. In preparing the financial statements as of March 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Structured Broad Market Fund

Fund Profile
As of March 31, 2012

Share-Class Characteristics
	Institutional	Institutional
	Shares	Plus Shares
Ticker Symbol	VSBMX	VSBPX
Expense Ratio[1]	0.24%	0.17%
30-Day SEC Yield	1.77%	1.84%

Portfolio Characteristics
			DJ
		Russell	U.S. Total
		3000	Market
	Fund	Index	Index
Number of Stocks	195	2,918	3,716
Median Market Cap	$26.0B	$36.0B	$35.6B
Price/Earnings Ratio	13.8x	17.1x	17.1x
Price/Book Ratio	2.5x	2.3x	2.3x
Return on Equity	19.3%	17.9%	18.1%
Earnings Growth Rate	11.3%	8.5%	8.5%
Dividend Yield	2.0%	1.9%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	58%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
		Russell	U.S. Total
		3000	Market
	Fund	Index	Index
Consumer
Discretionary	12.8%	12.0%	12.0%
Consumer Staples	8.8	9.3	9.4
Energy	11.0	10.5	10.5
Financials	15.3	15.9	15.9
Health Care	11.0	11.5	11.5
Industrials	10.8	11.3	11.0
Information
Technology	20.1	19.7	19.8
Materials	4.4	4.0	4.0
Telecommunication
Services	2.8	2.4	2.5
Utilities	3.0	3.4	3.4

Volatility Measures
		DJ
		U.S. Total
	Russell 3000	Market
	Index	Index
R-Squared	0.99	0.99
Beta	0.99	0.99

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	4.1%
Exxon Mobil Corp.	Integrated Oil &
	Gas	3.2
International Business	IT Consulting &
Machines Corp.	Other Services	2.1
Microsoft Corp.	Systems Software	2.0
Chevron Corp.	Integrated Oil &
	Gas	1.8
JPMorgan Chase & Co.	Diversified Financial
	Services	1.7
Pfizer Inc.	Pharmaceuticals	1.6
AT&T Inc.	Integrated
	Telecommunication
	Services	1.6
Philip Morris
International Inc.	Tobacco	1.6
General Electric Co.	Industrial
	Conglomerates	1.5
Top Ten		21.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2012. For the six months ended March 31, 2012, the annualized expense ratios were 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares.

Structured Broad Market Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2006, Through March 31, 2012

Average Annual Total Returns: Periods Ended March 31, 2012

	Inception	One	Five	Since
	Date	Year	Years	Inception
Institutional Shares	11/30/2006	9.59%	1.52%	1.96%
Institutional Plus Shares	5/3/2004	9.67	1.60	5.49

The fund commenced operations as a registered investment company on October 3, 2006. The fund’s performance includes the performance of a predecessor trust, Vanguard Fiduciary Trust Company Structured Broad Market Trust, from May 3, 2004, to October 3, 2006.

See Financial Highlights for dividend and capital gains information.

Structured Broad Market Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (12.8%)
*	priceline.com Inc.	4,000	2,870
	CBS Corp. Class B	80,800	2,740
	Time Warner Cable Inc.	31,962	2,605
	Macy’s Inc.	63,300	2,515
	Las Vegas Sands Corp.	43,000	2,475
	Coach Inc.	30,500	2,357
	Limited Brands Inc.	48,850	2,345
	DISH Network Corp.
	Class A	68,500	2,256
	Viacom Inc. Class B	47,395	2,249
*	AutoZone Inc.	6,000	2,231
	TJX Cos. Inc.	53,100	2,109
	Dillard’s Inc. Class A	33,300	2,099
	News Corp. Class A	101,400	1,997
	Polaris Industries Inc.	26,300	1,897
*	Tempur-Pedic International
	Inc.	21,400	1,807
^	Weight Watchers
	International Inc.	21,800	1,683
	Brinker International Inc.	60,000	1,653
	Wynn Resorts Ltd.	13,200	1,648
*	Goodyear Tire & Rubber Co.	128,100	1,437
	Advance Auto Parts Inc.	15,800	1,399
*	DIRECTV Class A	26,400	1,303
	Ford Motor Co.	96,462	1,205
	Comcast Corp. Class A	30,391	912
	Foot Locker Inc.	27,200	844
	McDonald’s Corp.	5,911	580
*	Bed Bath & Beyond Inc.	4,300	283
	Ross Stores Inc.	4,000	232
			47,731
Consumer Staples (8.8%)
	Philip Morris International
	Inc.	65,450	5,800
	Procter & Gamble Co.	37,951	2,551
	Herbalife Ltd.	33,500	2,306
	Whole Foods Market Inc.	27,000	2,246

			Market
			Value
		Shares	($000)
	Lorillard Inc.	17,300	2,240
	Kroger Co.	89,000	2,156
*	Constellation Brands Inc.
	Class A	86,300	2,036
	ConAgra Foods Inc.	63,600	1,670
	Dr Pepper Snapple Group
	Inc.	41,400	1,665
	Reynolds American Inc.	38,600	1,600
	Coca-Cola Co.	20,490	1,516
	Estee Lauder Cos. Inc.
	Class A	24,000	1,487
	Coca-Cola Enterprises Inc.	40,600	1,161
	B&G Foods Inc. Class A	39,000	878
*	Smithfield Foods Inc.	38,600	850
	Wal-Mart Stores Inc.	13,765	842
	Nu Skin Enterprises Inc.
	Class A	12,700	735
	PepsiCo Inc.	8,800	584
	CVS Caremark Corp.	12,700	569
			32,892
Energy (10.9%)
	Exxon Mobil Corp.	137,020	11,884
	Chevron Corp.	63,865	6,849
	ConocoPhillips	56,740	4,313
	National Oilwell Varco Inc.	33,700	2,678
	Marathon Oil Corp.	76,100	2,412
	Marathon Petroleum Corp.	53,800	2,333
	Occidental Petroleum Corp.	24,040	2,289
	Valero Energy Corp.	84,500	2,178
	HollyFrontier Corp.	57,700	1,855
*	CVR Energy Inc.	53,900	1,442
*	Tesoro Corp.	29,300	786
	Chesapeake Energy Corp.	33,400	774
	Schlumberger Ltd.	7,800	545
*	Helix Energy Solutions
	Group Inc.	21,100	376
	Pioneer Natural
	Resources Co.	900	100
			40,814

Structured Broad Market Fund

			Market
			Value
		Shares	($000)
Financials (15.2%)
	JPMorgan Chase & Co.	140,536	6,462
	Wells Fargo & Co.	129,570	4,423
	US Bancorp	113,950	3,610
	American Express Co.	58,720	3,398
	Discover Financial Services	78,000	2,600
	Chubb Corp.	33,970	2,348
	Aflac Inc.	49,040	2,255
	Fifth Third Bancorp	160,000	2,248
	Torchmark Corp.	43,200	2,153
	Moody’s Corp.	50,600	2,130
	KeyCorp	248,200	2,110
	Assurant Inc.	45,800	1,855
	Simon Property Group Inc.	12,300	1,792
*	Berkshire Hathaway Inc.
	Class B	17,500	1,420
	Allied World Assurance
	Co. Holdings AG	20,341	1,397
	Reinsurance Group of
	America Inc. Class A	22,800	1,356
*	World Acceptance Corp.	21,956	1,345
	Public Storage	8,900	1,230
	Citigroup Inc.	29,800	1,089
	Taubman Centers Inc.	14,300	1,043
	CBL & Associates
	Properties Inc.	51,500	974
	Kimco Realty Corp.	48,700	938
	Digital Realty Trust Inc.	12,400	917
	Health Care REIT Inc.	16,600	912
*	Credit Acceptance Corp.	8,800	889
	Hospitality Properties Trust	31,500	834
	American Financial
	Group Inc.	21,300	822
	Nelnet Inc. Class A	31,100	806
	Lexington Realty Trust	78,600	707
	Commerce Bancshares Inc.	14,910	604
	Camden Property Trust	9,000	592
*	NASDAQ OMX Group Inc.	19,300	500
	Cash America
	International Inc.	8,600	412
	Bank of America Corp.	19,000	182
	HCP Inc.	4,500	178
*	Forest City Enterprises Inc.
	Class A	7,600	119
	National Retail Properties
	Inc.	4,100	111
			56,761
Health Care (11.0%)
	Pfizer Inc.	270,264	6,124
	Abbott Laboratories	68,100	4,174
	UnitedHealth Group Inc.	61,475	3,623
	Bristol-Myers Squibb Co.	95,452	3,222
	Eli Lilly & Co.	69,920	2,816
	Aetna Inc.	51,700	2,593
	McKesson Corp.	29,000	2,545

			Market
			Value
		Shares	($000)
	Johnson & Johnson	37,007	2,441
	Agilent Technologies Inc.	53,700	2,390
	Humana Inc.	24,350	2,252
	AmerisourceBergen Corp.
	Class A	52,300	2,075
*	Charles River Laboratories
	International Inc.	42,600	1,537
*	Biogen Idec Inc.	9,700	1,222
	Cooper Cos. Inc.	12,700	1,038
	Merck & Co. Inc.	22,183	852
*	Watson Pharmaceuticals
	Inc.	10,000	671
	Cardinal Health Inc.	10,000	431
*	Mettler-Toledo
	International Inc.	2,100	388
*	WellCare Health Plans Inc.	5,100	367
*	Par Pharmaceutical
	Cos. Inc.	2,800	108
			40,869
Industrials (10.8%)
	General Electric Co.	286,380	5,748
	Union Pacific Corp.	27,700	2,977
	Cummins Inc.	20,800	2,497
	Lockheed Martin Corp.	27,200	2,444
	Eaton Corp.	41,500	2,068
	Parker Hannifin Corp.	24,200	2,046
	Northrop Grumman Corp.	32,630	1,993
	Caterpillar Inc.	18,500	1,971
	PACCAR Inc.	41,500	1,944
	Sauer-Danfoss Inc.	38,000	1,786
	Norfolk Southern Corp.	26,400	1,738
*	CNH Global NV	42,300	1,679
*	Delta Air Lines Inc.	157,000	1,556
*	Alaska Air Group Inc.	34,800	1,247
	United Technologies Corp.	14,140	1,173
*	United Rentals Inc.	27,100	1,162
*	AGCO Corp.	21,000	991
	Raytheon Co.	17,300	913
	Honeywell International Inc.	14,524	887
	Pitney Bowes Inc.	41,000	721
	FedEx Corp.	6,200	570
	L-3 Communications
	Holdings Inc.	7,700	545
	Cintas Corp.	13,200	516
	United Parcel Service Inc.
	Class B	4,600	371
	Towers Watson & Co.
	Class A	5,000	330
	Deluxe Corp.	7,100	166
*	Dollar Thrifty Automotive
	Group Inc.	1,160	94
			40,133

Structured Broad Market Fund

			Market
			Value
		Shares	($000)
Information Technology (20.1%)
*	Apple Inc.	25,520	15,298
	International Business
	Machines Corp.	37,742	7,875
	Microsoft Corp.	234,097	7,550
	Intel Corp.	179,890	5,057
	Cisco Systems Inc.	157,850	3,339
	Accenture plc Class A	45,800	2,954
*	Dell Inc.	148,300	2,462
*	VMware Inc. Class A	21,200	2,382
	Motorola Solutions Inc.	46,700	2,374
	Intuit Inc.	37,900	2,279
*	Western Digital Corp.	54,800	2,268
*	Alliance Data Systems
	Corp.	17,000	2,141
*	Anixter International Inc.	27,400	1,987
*	LSI Corp.	226,700	1,968
*	Google Inc. Class A	3,020	1,937
*	Cadence Design Systems
	Inc.	158,300	1,874
	Jabil Circuit Inc.	70,800	1,778
	KLA-Tencor Corp.	30,100	1,638
	Fair Isaac Corp.	29,000	1,273
	Broadcom Corp. Class A	30,700	1,207
	MKS Instruments Inc.	36,300	1,072
	Oracle Corp.	28,048	818
	Mastercard Inc. Class A	1,600	673
	QUALCOMM Inc.	8,400	571
*	Advanced Micro Devices
	Inc.	66,500	533
*	Autodesk Inc.	12,000	508
	OPNET	12,900	374
	Heartland Payment
	Systems Inc.	12,800	369
*	Motorola Mobility
	Holdings Inc.	4,837	190
	MAXIMUS Inc.	3,400	138
*	Novellus Systems Inc.	1,600	80
			74,967
Materials (4.4%)
	Monsanto Co.	35,700	2,847
	International Paper Co.	68,100	2,390
	CF Industries Holdings Inc.	12,600	2,301
	PPG Industries Inc.	23,400	2,242
	FMC Corp.	19,400	2,054
	Eastman Chemical Co.	37,000	1,912
	Southern Copper Corp.	28,501	904
	Domtar Corp.	8,500	811
	Celanese Corp. Class A	13,700	633
*	Rockwood Holdings Inc.	7,500	391
			16,485

		Market
		Value
	Shares	($000)
Telecommunication Services (2.8%)
AT&T Inc.	194,729	6,081
Verizon Communications
Inc.	111,057	4,246
		10,327
Utilities (2.9%)
American Electric Power
Co. Inc.	56,500	2,180
CMS Energy Corp.	93,600	2,059
Ameren Corp.	62,300	2,030
Cleco Corp.	47,500	1,883
PNM Resources Inc.	98,800	1,808
Consolidated Edison Inc.	13,900	812
DTE Energy Co.	3,900	215
		10,987
Total Common Stocks
(Cost $291,319)		371,966
Temporary Cash Investments (0.8%)[1]
Money Market Fund (0.7%)
[2,3] Vanguard Market
Liquidity Fund,
0.123%	2,942,000	2,942

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.030%, 4/9/12	100	100
[5,6] Freddie Mac Discount
Notes, 0.040%, 4/3/12	100	100
		200
Total Temporary Cash Investments
(Cost $3,142)		3,142
Total Investments (100.5%)
(Cost $294,461)		375,108
Other Assets and Liabilities (-0.5%)
Other Assets		558
Liabilities[3]		(2,393)
		(1,835)
Net Assets (100%)		373,273

Structured Broad Market Fund

At March 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	345,164
Undistributed Net Investment Income	1,324
Accumulated Net Realized Losses	(53,870)
Unrealized Appreciation (Depreciation)
Investment Securities	80,647
Futures Contracts	8
Net Assets	373,273

Institutional Shares—Net Assets
Applicable to 270,959 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,148
Net Asset Value Per Share—
Institutional Shares	$26.38

Institutional Plus Shares—Net Assets
Applicable to 6,946,417 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	366,125
Net Asset Value Per Share—
Institutional Plus Shares	$52.71

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,598,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.5%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $1,635,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Statement of Operations

Six Months Ended
March 31, 2012
($000)
Investment Income
Income
Dividends	3,920
Interest[1]	1
Total Income	3,921
Expenses
The Vanguard Group—Note B
Investment Advisory Services	134
Management and Administrative—Institutional Shares	5
Management and Administrative—Institutional Plus Shares	118
Marketing and Distribution—Institutional Shares	—
Marketing and Distribution—Institutional Plus Shares	28
Custodian Fees	5
Total Expenses	290
Net Investment Income	3,631
Realized Net Gain (Loss)
Investment Securities Sold	8,913
Futures Contracts	271
Realized Net Gain (Loss)	9,184
Change in Unrealized Appreciation (Depreciation)
Investment Securities	69,128
Futures Contracts	75
Change in Unrealized Appreciation (Depreciation)	69,203
Net Increase (Decrease) in Net Assets Resulting from Operations	82,018
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,631	5,614
Realized Net Gain (Loss)	9,184	29,319
Change in Unrealized Appreciation (Depreciation)	69,203	(24,482)
Net Increase (Decrease) in Net Assets Resulting from Operations	82,018	10,451
Distributions
Net Investment Income
Institutional Shares	(119)	(94)
Institutional Plus Shares	(6,371)	(5,546)
Realized Capital Gain
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(6,490)	(5,640)
Capital Share Transactions
Institutional Shares	119	843
Institutional Plus Shares	1,981	(18,297)
Net Increase (Decrease) from Capital Share Transactions	2,100	(17,454)
Total Increase (Decrease)	77,628	(12,643)
Net Assets
Beginning of Period	295,645	308,288
End of Period[1]	373,273	295,645
1 Net Assets—End of Period includes undistributed net investment income of $1,324,000 and $4,183,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Financial Highlights

Institutional Shares
	Six Months					Nov. 30,
	Ended					2006[1] to
			Year Ended September 30,
For a Share Outstanding	March 31,					Sept. 30,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$21.03	$20.70	$18.99	$21.53	$28.67	$26.59
Investment Operations
Net Investment Income	.249	.385[2]	.376	.352[2]	.402	.361[2]
Net Realized and Unrealized Gain (Loss)
on Investments	5.548	.338	1.672	(2.500)	(6.833)	1.930
Total from Investment Operations	5.797	.723	2.048	(2.148)	(6.431)	2.291
Distributions
Dividends from Net Investment Income	(.447)	(.393)	(.338)	(.392)	(.280)	(.116)
Distributions from Realized Capital Gains	—	—	—	—	(.429)	(.095)
Total Distributions	(.447)	(.393)	(.338)	(.392)	(.709)	(.211)
Net Asset Value, End of Period	$26.38	$21.03	$20.70	$18.99	$21.53	$28.67

Total Return	27.93%	3.37%	10.88%	-9.67%	-22.95%	8.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7	$6	$5	$4	$4	$14
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.24%	0.25%	0.20%	0.25%[3]
Ratio of Net Investment Income to
Average Net Assets	2.08%	1.64%	1.91%	2.15%	1.72%	1.55%[3]
Portfolio Turnover Rate	58%	56%	52%	62%	70%	66%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Financial Highlights

Institutional Plus Shares
	Six Months					Oct. 3,
	Ended					2006[1] to
			Year Ended September 30,
For a Share Outstanding	March 31,					Sept. 30,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$42.02	$41.36	$37.94	$43.07	$57.39	$50.00
Investment Operations
Net Investment Income	.515	.796[2]	.778	.725[2]	.873	.904[2]
Net Realized and Unrealized Gain (Loss)
on Investments	11.098	.672	3.343	(5.006)	(13.714)	6.910
Total from Investment Operations	11.613	1.468	4.121	(4.281)	(12.841)	7.814
Distributions
Dividends from Net Investment Income	(.923)	(.808)	(.701)	(.849)	(.621)	(.234)
Distributions from Realized Capital Gains	—	—	—	—	(.858)	(.190)
Total Distributions	(.923)	(.808)	(.701)	(.849)	(1.479)	(.424)
Net Asset Value, End of Period	$52.71	$42.02	$41.36	$37.94	$43.07	$57.39

Total Return	28.02%	3.43%	10.96%	-9.60%	-22.91%	15.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$366	$290	$304	$275	$248	$285
Ratio of Total Expenses to
Average Net Assets	0.17%	0.17%	0.17%	0.17%	0.12%	0.15%[3]
Ratio of Net Investment Income to
Average Net Assets	2.15%	1.71%	1.98%	2.23%	1.80%	1.65%[3]
Portfolio Turnover Rate	58%	56%	52%	62%	70%	66%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Commencement of operations as a registered investment company.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Notes to Financial Statements

Vanguard Structured Broad Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and for the period ended March 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

Structured Broad Market Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2012, the fund had contributed capital of $54,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	371,966	—	—
Temporary Cash Investments	2,942	200	—
Futures Contracts—Assets[1]	5	—	—
Total	374,913	200	—
1 Represents variation margin on the last day of the reporting period.

Structured Broad Market Fund

D. At March 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2012	18	1,263	8

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2011, the fund had available capital loss carryforwards totaling $63,115,000 to offset future net capital gains of $24,472,000 through September 30, 2017, and $38,643,000 through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2012, the cost of investment securities for tax purposes was $294,461,000. Net unrealized appreciation of investment securities for tax purposes was $80,647,000, consisting of unrealized gains of $85,375,000 on securities that had risen in value since their purchase and $4,728,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2012, the fund purchased $97,890,000 of investment securities and sold $97,988,000 of investment securities, other than temporary cash investments.

Structured Broad Market Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	March 31, 2012		September 30, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	—	—	749	32
Issued in Lieu of Cash Distributions	119	5	94	4
Redeemed	—	—	—	—
Net Increase (Decrease)—Institutional Shares	119	5	843	36
Institutional Plus Shares
Issued	—	—	—	—
Issued in Lieu of Cash Distributions	1,981	44	1,703	38
Redeemed	—	—	(20,000)	(475)
Net Increase (Decrease)—Institutional Plus Shares	1,981	44	(18,297)	(437)

At March 31, 2012, one shareholder was the record or beneficial owner of 89% of the fund’s net assets. If the shareholder were to redeem its total investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or result in the realization of taxable capital gains.

H. In preparing the financial statements as of March 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	9/30/2011	3/31/2012	Period
Based on Actual Fund Return
Structured Large-Cap Equity Fund
Institutional Shares	$1,000.00	$1,269.46	$1.36
Institutional Plus Shares	1,000.00	1,269.77	0.96
Structured Broad Market Fund
Institutional Shares	$1,000.00	$1,279.34	$1.37
Institutional Plus Shares	1,000.00	1,280.19	0.97
Based on Hypothetical 5% Yearly Return
Structured Large-Cap Equity Fund
Institutional Shares	$1,000.00	$1,023.80	$1.21
Institutional Plus Shares	1,000.00	1,024.15	0.86
Structured Broad Market Fund
Institutional Shares	$1,000.00	$1,023.80	$1.21
Institutional Plus Shares	1,000.00	1,024.15	0.86

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Structured Large-Cap Equity Fund, 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares; for the Structured Broad Market Fund, 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Structured Large-Cap Equity and Structured Broad Market Funds has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Equity Investment Group—serves as investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of each fund’s investment management since its inception, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the performance of the funds since their inceptions, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out each fund’s investment strategy in disciplined fashion and that each fund outperformed its benchmark over the most recent one-year period but modestly underperformed it over the longer term. The board noted that each fund has outperformed its relevant peer group over both the short and long term. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost
The board concluded that the funds’ expense ratios were well below the average expense ratios charged by funds in their respective peer groups and that the funds’ advisory fee rates were also well below their peer-group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for Commu-
Vanguard Group since 2008; Director of Vanguard	nication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Director of
Vanguard Group (1995–2008).	Carnegie Corporation of New York, Schuylkill River
Development Corporation, and Greater Philadelphia
Chamber of Commerce; Trustee of the National
IndependentTrustees	Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Director of SKF AB
(diversified manufacturing and services), Hewlett-	(industrial machinery), Hillenbrand, Inc. (specialized
Packard Co. (electronic computer manufacturing),	consumer services), the Lumina Foundation for

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation;
Alfred M. Rankin, Jr.	Principal of The Vanguard Group (1997–2006).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO
Industries, Inc. (forklift trucks/housewares/lignite);	Mortimer J. Buckley	Michael S. Miller
Director of Goodrich Corporation (industrial products/	Kathleen C. Gubanich	James M. Norris
aircraft systems and services) and the National	Paul A. Heller	Glenn W. Reed
Association of Manufacturers; Chairman of the Board	Martha G. King	George U. Sauter
of the Federal Reserve Bank of Cleveland and of	Chris D. McIsaac
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q08702 052012

Item 2:

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD QUANTITATIVE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD QUANTITATIVE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 22, 2012

VANGUARD QUANTITATIVE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: May 22, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444,
Incorporated by Reference.